                                                                   EXHIBIT 10.20



                 ----------------------------------------------

                 ----------------------------------------------

                          CREDIT AND SECURITY AGREEMENT

                                 BY AND BETWEEN

                          NORWEST BUSINESS CREDIT, INC.

                                       AND

                 NU-KOTE HOLDING, INC., NU-KOTE IMPERIAL, LTD.,
                   NU-KOTE INTERNATIONAL, INC., INTERNATIONAL
                 COMMUNICATION MATERIALS, INC., NU-KOTE IMAGING
             INTERNATIONAL, INC., FUTURE GRAPHICS, INC. AND NU-KOTE
                              LATIN AMERICA, INC.

                         Dated as of: December, 14 2000

                                 [NORWEST LOGO]

                 ----------------------------------------------

                 ----------------------------------------------

                                Table of Contents


ARTICLE I  DEFINITIONS............................................................................................1

    Section 1.1 Definitions.......................................................................................1
    Section 1.2 Cross References.................................................................................11

ARTICLE II  AMOUNT AND TERMS OF THE CREDIT FACILITY..............................................................11
    Section 2.1 Revolving Advances...............................................................................11
    Section 2.2 Interest; Minimum Interest Charge; Default Interest; Participations; Usury.......................11
    Section 2.3 Fees.............................................................................................13
    Section 2.4 Computation of Interest and Fees; When Interest Due and Payable..................................13
    Section 2.5 Capital Adequacy.................................................................................13
    Section 2.6 Voluntary Prepayment; Reduction of the Maximum Line; Termination of the Credit Facility by the
    Borrowers....................................................................................................14
    Section 2.7 Termination, Line Reduction and Prepayment Fees; Waiver of Termination, Prepayment and Line
    Reduction Fees...............................................................................................14
    Section 2.8 Mandatory Prepayment.............................................................................15
    Section 2.9 Payment..........................................................................................15
    Section 2.10 Payment on Non-Banking Days.....................................................................15
    Section 2.11 Use of Proceeds.................................................................................15
    Section 2.12 Liability Records...............................................................................15

ARTICLE III  SECURITY INTEREST; OCCUPANCY; SETOFF................................................................15
    Section 3.1 Grant of Security Interest.......................................................................15
    Section 3.2 Notification of Account Debtors and Other Obligors...............................................16
    Section 3.3 Assignment of Insurance..........................................................................16
    Section 3.4 Occupancy........................................................................................16
    Section 3.5 License..........................................................................................17
    Section 3.6 Financing Statement..............................................................................17
    Section 3.7 Setoff...........................................................................................18

ARTICLE IV  CONDITIONS OF LENDING................................................................................19
    Section 4.1 Conditions Precedent to the Initial Revolving Advance............................................19
    Section 4.2 Conditions Precedent to All Advances.............................................................20

ARTICLE V  REPRESENTATIONS AND WARRANTIES........................................................................21
    Section 5.1 Corporate Existence and Power; Name; Chief Executive Office; Inventory and Equipment Locations;
    Tax Identification Number....................................................................................21
    Section 5.2 Capitalization...................................................................................22
    Section 5.3 Authorization of Borrowing; No Conflict as to Law or Agreements..................................22
    Section 5.4 Legal Agreements.................................................................................22
    Section 5.5 Subsidiaries.....................................................................................22



    Section 5.6 Financial Condition; No Adverse Change...........................................................22
    Section 5.7 Litigation.......................................................................................23
    Section 5.8 Regulation U.....................................................................................23
    Section 5.9 Taxes............................................................................................23
    Section 5.10 Titles and Liens; Priority......................................................................23
    Section 5.11 Intellectual Property Rights....................................................................23
    Section 5.12 Plans...........................................................................................24
    Section 5.13 Default.........................................................................................24
    Section 5.14 Environmental Matters...........................................................................24
    Section 5.15 Submissions to Lender...........................................................................26
    Section 5.16 Financing Statements............................................................................26
    Section 5.17 Rights to Payment...............................................................................26
    Section 5.18 Direct and Substantial Economic Interest........................................................26
    Section 5.19 Joint and Several Liability.....................................................................26
    Section 5.20 Dormancy of Viro-kote, Inc......................................................................26

ARTICLE VI  BORROWERS' AFFIRMATIVE COVENANTS.....................................................................27
    Section 6.1 Reporting Requirements...........................................................................27
    Section 6.2 Books and Records; Inspection and Examination....................................................29
    Section 6.3 Account Verification.............................................................................30
    Section 6.4 Compliance with Laws.............................................................................30
    Section 6.5 Payment of Taxes and Other Claims................................................................30
    Section 6.6 Maintenance of Properties........................................................................30
    Section 6.7 Insurance........................................................................................31
    Section 6.8 Preservation of Existence........................................................................31
    Section 6.9 Delivery of Instruments, etc.....................................................................31
    Section 6.10 Collateral Account..............................................................................31
    Section 6.11 Maintenance of Debtor-in-Possession Accounts....................................................32
    Section 6.12 Performance by the Lender.......................................................................32
    Section 6.13 Year 2000 Compliance............................................................................33
    Section 6.14 Borrowers' Financial Projections................................................................33
    Section 6.15 Maximum Days in Inventory Covenant..............................................................33
    Section 6.16 Minimum EBITDAR.................................................................................34
    Section 6.17 Minimum Net Income..............................................................................35
    Section 6.18 Subrogation.....................................................................................36

ARTICLE VII  NEGATIVE COVENANTS..................................................................................36
    Section 7.1 Liens............................................................................................36
    Section 7.2 Indebtedness.....................................................................................37
    Section 7.3 Guaranties.......................................................................................37
    Section 7.4 Investments and Subsidiaries.....................................................................37
    Section 7.5 Dividends........................................................................................38
    Section 7.6 Sale or Transfer of Assets; Suspension of Business Operations....................................38
    Section 7.7 Intellectual Property............................................................................38


    Section 7.8 Financing Orders.................................................................................38
    Section 7.9 Chapter 11 Claims................................................................................38
    Section 7.10 Consolidation and Merger; Asset Acquisitions....................................................39
    Section 7.11 Sale and Leaseback..............................................................................39
    Section 7.12 Restrictions on Nature of Business..............................................................39
    Section 7.13 Capital Expenditures............................................................................39
    Section 7.14 Accounting......................................................................................39
    Section 7.15 Discounts, etc..................................................................................39
    Section 7.16 Defined Benefit Pension Plans...................................................................39
    Section 7.17 Other Defaults..................................................................................39
    Section 7.18 Place of Business; Name.........................................................................40
    Section 7.19 Organizational Documents........................................................................40
    Section 7.20 Salaries........................................................................................40
    Section 7.21 Change in Ownership.............................................................................40

ARTICLE VIII  EVENTS OF DEFAULT, RIGHTS AND REMEDIES.............................................................40
    Section 8.1 Events of Default................................................................................40
    Section 8.2 Rights and Remedies..............................................................................42
    Section 8.3 Certain Notices..................................................................................43

ARTICLE IX  MISCELLANEOUS........................................................................................44
    Section 9.1 No Discharge of Claims; No Waiver by Lender......................................................44
    Section 9.2 No Waiver; Cumulative Remedies...................................................................44
    Section 9.3 Amendments, Etc..................................................................................44
    Section 9.4 Addresses for Notices, Etc.......................................................................44
    Section 9.5 Further Documents................................................................................45
    Section 9.6 Collateral.......................................................................................45
    Section 9.7 Costs and Expenses...............................................................................45
    Section 9.8 Indemnity........................................................................................46
    Section 9.9 Participants.....................................................................................47
    Section 9.10 Execution in Counterparts.......................................................................47
    Section 9.11 Binding Effect; Assignment; Complete Agreement; Exchanging Information..........................47
    Section 9.12 Severability of Provisions......................................................................47
    Section 9.13 Headings........................................................................................47
    Section 9.14 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial........................................47


                          CREDIT AND SECURITY AGREEMENT

                          Dated as of December 14, 2000

                  NU-KOTE HOLDING, INC., a Delaware corporation, NU-KOTE IMPERIAL, LTD., a Delaware corporation, NU-KOTE INTERNATIONAL, INC., a Delaware corporation, INTERNATIONAL COMMUNICATION MATERIALS, INC., a Pennsylvania corporation, NU-KOTE IMAGING INTERNATIONAL, INC., a Delaware corporation, FUTURE GRAPHICS, INC., a California corporation, and NU-KOTE LATIN AMERICA, INC., a Delaware corporation (each a "Borrower" and together, the "Borrowers"), and Norwest Business Credit, Inc., a Minnesota corporation (the "Lender"), hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

                  (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

                  "Accounts" means all of the Borrowers' accounts, as such term is defined in the UCC, including without limitation the aggregate unpaid obligations of customers and other account debtors to the Borrowers arising out of the sale or lease of goods or rendition of services by the Borrowers on an open account or deferred payment basis.

                  "Advance" means a Revolving Advance.

                  "Affiliate" or "Affiliates" means any Person controlled by, controlling or under common control with the Borrowers, including (without limitation) any Subsidiary of any of the Borrowers. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" means this Credit and Security Agreement, as amended, supplemented or restated from time to time.

                  "Availability" means the difference of (i) the Borrowing Base and (ii) the outstanding principal balance of the Revolving Note.

                  "Bank Cartridge Liability" means the amount of the Borrowers' liability to their customers, on a consolidated basis, for recyclable cartridges returned to any of the Borrowers for credit.

                  "Banking Day" means a day other than a Saturday, Sunday or other day on which banks are generally not open for business in Minneapolis, Minnesota.

                  "Bankruptcy Code" means 11 U.S.C. ss. 101 et seq.

                  "Bankruptcy Court" means the United States Bankruptcy Court for the Middle District of Tennessee, including any judge presiding over the Cases.

                  "Base Rate" means the rate of interest publicly announced from time to time by Norwest Bank Minnesota, National Association as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

                  "Borrowing Base" means, at any time the lesser of:

                  (a) the Maximum Line; or

                  (b) subject to change from time to time in the Lender's sole discretion, the sum of:

                           (i)  75% of Eligible Accounts, plus

                           (ii) 40% of Eligible Inventory.

                  "Capital Expenditures" for a period means any expenditure of money for the lease, purchase or other acquisition of any capital asset.

                  "Cases" means the Chapter 11 bankruptcy cases of the Borrowers pending before the Bankruptcy Court entitled In re Nu-kote Holding, Inc., case number 398-10600, In re Nu-kote Imperial, Ltd., case number 398-10601, In re Nu-kote International, Inc., case number 398-10602, In re Nu-kote Imaging International, Inc., case number 398-10603, In re International Communication Materials, Inc., case number 398-10604, In re Future Graphics, Inc., case number 398-10605, and In re Nu-kote Latin America, Inc., case number 398-10606, including any adversary proceedings, jointly administered cases or other ancillary proceedings.

                  "Collateral" means all of the Borrowers' Equipment, General Intangibles (including any rights to avoidance of transfers or recoveries of property or money under the Bankruptcy Code), Inventory, Real Estate Collateral, Receivables, Investment Property, all sums on deposit in any Collateral Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) proceeds of any and all of the foregoing;
         (iii) in the case of all tangible goods, all accessions; (iv) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any tangible goods; and (v) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

                  "Collateral Account" has the meaning given in the Collateral Account Agreement.

                  "Collateral Account Agreement" means the Collateral Account Agreement of even date herewith by and among the Borrowers, Norwest Bank Minnesota, National Association and the Lender.

                  "Commitment" means the Lender's commitment to make Advances to or for the Borrowers' account pursuant to Article II.

                  "Credit Facility" means the credit facility being made available to the Borrowers by the Lender pursuant to Article II.

                  "Debt" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as of the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

                  "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

                  "Default Period" means any period of time beginning on the first day of any month during which a Default or Event of Default has occurred and ending on the date the Lender notifies the Borrowers in writing that such Default or Event of Default has been cured or waived, such notification not to be unreasonably withheld.

                  "Default Rate" means an annual rate equal to two percent (2%) over the Floating Rate, which rate shall change when and as the Floating Rate changes.

                  "EBITDAR" for a period means, the sum of (i) pretax earnings from continuing operations, (ii) Interest Expense, and (iii) depreciation, depletion, and amortization of tangible and intangible assets, before (a) special extraordinary gains, (b) restructuring charges, and (c) miscellaneous gains and losses, in each case for such period, computed and calculated in accordance with GAAP.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Eligible Accounts" means all unpaid Accounts, net of any credits, except the following shall not in any event be deemed Eligible
         Accounts:

                           (i) That portion of Accounts unpaid 60 days or more
                  after the invoice date;

                           (ii) That portion of Accounts with terms in excess
                  of 60 days;

                           (iii) That portion of Accounts that is disputed or
                  subject to a claim of offset or a contra account;

                           (iv) That portion of Accounts not yet earned by the
                  final delivery of goods or rendition of services, as applicable, by the Borrowers to the customer;

                           (v) Accounts owed by any unit of government, whether
                  foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the Borrowers have provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest and (B) such Accounts may be enforced by the Lender directly against such unit of government under all applicable laws);

                           (vi) Accounts owed by an account debtor located
                  outside the United States or Canada which are not (A) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender's possession and acceptable to the Lender in all respects, in its sole discretion, (B) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion;

                           (vii) Accounts owed by an account debtor that is
                  insolvent, the subject of bankruptcy proceedings or has gone out of business;

                           (viii) Suspense Accounts;

                           (ix) Accounts owed by a shareholder, Subsidiary,
                  Affiliate, officer or employee of any of the Borrowers;

                           (x) Accounts not subject to a duly perfected security
                  interest in the Lender's favor or which are subject to any lien, security interest or claim in favor of any Person other than the Lender including without limitation any payment or performance bond;

                           (xi) That portion of Accounts that has been
                  restructured, extended, amended or modified;

                           (xii) That portion of Accounts that constitutes
                  advertising, freight, finance charges, service charges or sales or excise taxes;

                           (xiii) Accounts owed by an account debtor, regardless
                  of whether otherwise eligible, if 10% or more of the total amount due under Accounts from such debtor is ineligible under clauses (i), (iii) or (xi) above;

                           (xiv) That portion of Accounts, otherwise deemed
                  eligible, in an amount equal to the Retention Bonus Liability, the Bank Cartridge Liability and the Sales Allowance Accrual; and

                           (xv) Accounts, or portions thereof, otherwise deemed
                  ineligible by the Lender in its sole discretion, including, but not limited to, Receivables from Office Max, Inc.

                  "Eligible Inventory" means all Inventory of the Borrowers, at the lower of cost or market value as determined in accordance with GAAP; provided, however, that the following shall not in any event be deemed Eligible Inventory:

                           (i) Inventory that is: in-transit; located at any
                  warehouse, job site or other premises not approved by the Lender in writing; located outside of the states, or localities, as applicable, in which the Lender has filed financing statements to perfect a first priority security interest in such Inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from or to any Person or subject to any bailment;

                           (ii) Supplies, packaging, parts or sample Inventory;

                           (iii) Work-in-process Inventory;

                           (iv) Prepaid Inventory;

                           (v) Inventory that is damaged, obsolete, slow moving
                  or not currently saleable in the normal course of the Borrowers' operations, including Non-net-able Inventory;

                           (vi) Inventory that the Borrowers have returned, have
                  attempted to return, are in the process of returning or intend to return to the vendor thereof;

                           (vii) Inventory that is perishable or live;

                           (viii) Inventory manufactured by the Borrowers
                  pursuant to a license unless the applicable licensor has agreed in writing to permit the Lender to exercise its rights and remedies against such Inventory;

                           (ix) Inventory that is subject to a security interest
                  in favor of any Person other than the Lender not subordinated to the Lender pursuant to Bankruptcy Court order or documents acceptable to the Lender; and

                           (x) Inventory otherwise deemed ineligible by the
                  Lender in its sole discretion.

                  "Environmental Laws" has the meaning specified in Section
         5.14.

                  "Equipment" means all of the Borrowers' equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Borrowers.

                  "Event of Default" has the meaning specified in Section 8.1.

                  "Excess Availability" means the Borrowing Base less (i) all closing costs; and (ii) all claims and expenses which would be required to be paid by the Borrowers if a chapter 11 plan were to be confirmed on the Funding Date.

                  "Existing Banks" means Barclays Bank PLC, NationsBank of Texas, NA, Commerzbank Aktiengesellschaft, Deutsche Bank A.G., New York Branch or Caymen Islands Branch, First National Bank of Chicago, Societe Generale, First American National Bank, ABN AMRO Bank, N.V. and Credit Lyonnais.

                  "Existing Credit Facility" means that credit facility provided to the Borrowers by the Existing Banks pursuant to a certain Second Amended and Restated Credit Agreement dated as of July 31, 1997, as amended.

                  "Expense Deposit" has the meaning specified in Section 9.7.

                  "Final Order" means the final order, in form and substance satisfactory to Lender, entered by the Bankruptcy Court after adequate notice to all parties entitled to be served, which, among other things, approves the Loan Documents, authorizes the Borrowers to enter into the Loan Documents and grants the Lender a senior lien in the Collateral and a Superpriority Claim.

                  "Floating Rate" means an annual rate equal to the sum of the Base Rate plus two percent (2%), which annual rate shall change when and as the Base Rate changes.

                  "Funding Date" has the meaning given in Section 2.1.

                  "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.6.

                  "General Intangibles" means all of the Borrowers' general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all rights to payment arising from any lawsuits now existing or hereafter arising brought by the Borrowers against any Person, including the lawsuit against Hewlett-Packard Company, all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use each of the Borrowers' names, other than Future Graphics, Inc., and the goodwill of the Borrowers' business as well as any rights to avoidance of transfers or recoveries of property or money under the Bankruptcy Code.

                  "Hazardous Substance" has the meaning given in Section 5.14.

                  "Interest Expense" means, for a fiscal year-to-date period, the Borrowers' total gross interest expense during such period (excluding interest income), and shall in any event include, without limitation, (i) interest expensed (whether or not paid) on all Debt,
         (ii) the amortization of debt discounts, (iii) the amortization of all fees payable in connection with the incurrence of Debt to the extent included in interest expense, and (iv) the portion of any capitalized lease obligation allocable to interest expense.

                  "Inventory" means all of the Borrowers' inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

                  "Investment Property" means all of the Borrowers' investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

                  "Lienholder" means each Person, other than the Lender, holding a lien in any of the Borrowers' assets constituting the Collateral of any of the Borrowers, including but not limited to those financial institutions at which the Borrowers maintain accounts (general or special, time or demand, provisional or final).

                  "Lienholder Notice" means: (i) timely notice of the final hearing scheduled for approval of this Agreement, accompanied by (ii) a copy of Borrowers' Motion filed with the Bankruptcy Court for authority to enter into this Agreement, and (iii) a copy of the proposed Final Order to be entered by the Bankruptcy Court.

                  "Loan Documents" means this Agreement, the Note and the Security Documents.

                  "Lockbox" has the meaning given in the Lockbox Agreement.

                  "Lockbox Agreements" means the Lockbox Agreements by and among the Borrowers, the Borrowers' existing lockbox banks and the Lender, of even date herewith.

                  "Maturity Date" means the earlier of December 14, 2000 or the confirmation of a plan of reorganization.

                  "Maximum Line" means $7,500,000, unless said amount is reduced pursuant to Section 2.6, in which event it means the amount to which said amount is reduced.

                  "Minimum Interest Charge" has the meaning given in
         Section 2.2(b).

                  "Net Income" means fiscal year-to-date after-tax net income from continuing operations as determined in accordance with GAAP.

                  "Non-net-able Inventory" means Inventory returned by customers and held by any of the Borrowers that has not been inspected.

                  "Note" means the Revolving Note.

                  "OEM Litigation" means those pending infringement claims brought by original equipment manufacturers against the Borrowers.

                  "Obligations" means the Note and each and every other debt, liability and obligation of every type and description which the Borrowers may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrowers, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, all indebtedness of the Borrowers arising under this Agreement, the Note or any other loan or credit agreement or guaranty between the Borrowers and the Lender, whether now in effect or hereafter entered into.

                  "Patent and Trademark Security Agreement" means the Patent and Trademark Security Agreement of even date herewith by and between the Borrowers and the Lender, as the same may be amended, supplemented or restated from time to time.

                  "Pelikan License" means that certain Trademark License Agreement among Pelikan Holding AG, Pelikan International Handelsgesellschaft mbH & Co. KG, Pelikan GmbH (Hannover) and Nu-kote Holding, Inc. dated as of ____________ respecting the non-exclusive use of the Pelikan trademark.

                  "Permitted Lien" has the meaning given in Section 7.1.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan" means an employee benefit plan or other plan maintained for the Borrowers' employees and covered by Title IV of ERISA.

                  "Premises" means all premises where the Borrowers conduct their business and have any rights of possession, including (without limitation) the premises legally described in Exhibit C attached hereto.

                  "Real Estate Collateral" means each of the Premises, together with all of each Borrowers' right, title and interest in (i) all of the buildings, structures and other improvements now standing or at any time hereafter constructed or placed upon any of the Premises; (ii) all lighting, heating, ventilating, air-conditioning, sprinkling and plumbing fixtures, water and power systems, engines and machinery, boilers, furnaces, oil burners, elevators and motors, communication systems, dynamos, transformers, electrical equipment and all other fixtures of every description located in or on, or used, or intended to be used in connection with any of the Premises or any building now or hereafter located thereon; (iii) all hereditaments, easements, appurtenances, riparian rights, rents, issues, profits, condemnation awards, mineral rights and water rights now or hereafter belonging or in any way pertaining to the Premises or to any building now or hereafter located thereon and all the estates, rights and interests of any of the Borrowers in the Premises; (iv) all building materials, furniture, furnishings, maintenance equipment and all other personal property now or hereafter located in, or on, or used, or intended to be used in connection with any of the Premises or any building now or hereafter located thereon and all replacements and additions thereto;
         (v) all additions, accessions, increases, parts, fittings, accessories, replacements, substitutions, betterments, repairs and proceeds to, of or for any and all of the foregoing; and (vi) any and all after-acquired interest of any of the Borrowers in any of the foregoing, including the Premises.

                  "Receivables" means each and every right of the Borrowers to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrowers or by some other person who subsequently transfers such person's interest to the Borrowers, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Borrowers may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

                  "Reportable Event" shall have the meaning assigned to that term in Title IV of ERISA.

                  "Retention Bonus Liability" means the amount of the Borrowers' liability, on a consolidated basis, for earned credit given by any of the Borrowers to any of their customers.

                  "Revolving Advance" has the meaning given in Section 2.1.

                  "Revolving Note" means the Borrowers' revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Sales Allowance Accrual" means an amount equal to the Borrowers' estimated outstanding rebates and allowances.

                  "Security Documents" means this Agreement, the Patent and Trademark Security Agreement, the Collateral Account Agreement, the Lockbox Agreement, and any other document delivered to the Lender from time to time to secure the Obligations, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Security Interest" has the meaning given in Section 3.1.

                  "Senior Management" means Patrick E. Howard, C. Ronald Baiocchi and Phillip L. Theodore.

                  "Subsidiary" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrowers, by the Borrowers and one or more other Subsidiaries, or by one or more other Subsidiaries.

                  "Superpriority Claim" means a claim against each of the Borrowers in the Cases which is an administrative expense claim having priority over any and all administrative expenses of the kind specified in sections 503(b) and 507(b) of the Bankruptcy Code.

                  "Suspense Accounts" means those Accounts deemed questionable as to collectability by any of the Borrowers.

                  "Termination Date" means the earliest of (i) the Maturity Date, (ii) the date the Borrowers terminate the Credit Facility, or
         (iii) the date the Lender demands payment of the Obligations after an Event of Default pursuant to Section 8.2.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the state designated in Section 9.14 as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

                  "Xaar License" means that certain license agreement between Xaar Limited and Nu-kote International, Inc. respecting the use of the Xaar trademark.

                  Section 1.2 Cross References. All references in this Agreement to Articles, Sections and subsections, shall be to Articles, Sections and subsections of this Agreement unless otherwise explicitly specified.

                                   ARTICLE II

                     AMOUNT AND TERMS OF THE CREDIT FACILITY

                  Section 2.1 Revolving Advances. The Lender agrees, on the terms and subject to the conditions herein set forth, to make advances to the Borrowers from time to time from the date all of the conditions set forth in
Section 4.1 are satisfied (the "Funding Date") to the Termination Date (the "Revolving Advances"). The Lender shall have no obligation to make a Revolving Advance if, after giving effect to such requested Revolving Advance, the sum of the outstanding and unpaid Revolving Advances would exceed the Borrowing Base. The Borrowers' obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral as provided in Article
III. Within the limits set forth in this Section 2.1, the Borrowers may borrow, prepay pursuant to Section 2.6 and reborrow. The Borrowers agree to comply with the following procedures in requesting Revolving Advances under this Section 2.1:

                  (a) The Borrowers shall make each request for a Revolving Advance to the Lender before 11:00 a.m. (Minneapolis, Minnesota time) of the day of the requested Revolving Advance. Requests may be made in writing or by telephone, specifying the date of the requested Revolving Advance and the amount thereof. Each request shall be by (i) an officer of the Borrowers; or (ii) any person designated as the Borrowers' agent by any officer of the Borrowers in a writing delivered to the Lender; or (iii) any person whom the Lender reasonably believes to be an officer of the Borrowers or such a designated agent.

                  (b) Upon fulfillment of the applicable conditions set forth in
         Article IV, the Lender shall disburse the proceeds of the requested Revolving Advance by crediting the same to the Borrowers' demand deposit account maintained with Nations Bank of Texas, N.A. unless the Lender and the Borrowers shall agree in writing to another manner of disbursement. Upon the Lender's request, the Borrowers shall promptly confirm each telephonic request for an Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrowers shall repay all Advances even if the Lender does not receive such confirmation and even if the person requesting an Advance was not in fact authorized to do so. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation by the Borrowers that the conditions set forth in Section 4.2 have been satisfied as of the time of the request.

                  Section 2.2 Interest; Minimum Interest Charge; Default Interest; Participations; Usury. Interest accruing on the Note shall be due and payable in arrears on the first day of each month.

                  (a) REVOLVING NOTE. Except as set forth in Sections 2.2(c), 2.2(d) and 2.2(e), the outstanding principal balance of the Revolving Note shall bear interest at the Floating Rate.

                  (b) MINIMUM INTEREST CHARGE. Notwithstanding the interest payable pursuant to Section 2.2(a), the Borrowers shall pay to the Lender interest of not less than $50,000 per calendar quarter (the "Minimum Interest Charge") during the term of this Agreement, and the Borrowers shall pay any deficiency between the Minimum Interest Charge and the amount of interest otherwise calculated under Sections 2.2(a) and 2.2(d) on the first day of January, April, July and October.

                  (c) DEFAULT INTEREST RATE. The principal of the Advances outstanding from time to time shall bear interest at the Default Rate during any Default Period, regardless of any interim statement for interest presented to the Borrowers or other action of the Lender. The difference between interest at the Default Rate and interest at the rate otherwise in effect shall be due and payable on demand.

                  (d) PARTICIPATIONS. If any Person shall acquire a participation in the Advances, the Borrowers shall be obligated to the Lender to pay the full amount of all interest calculated under this
         Section 2.2, along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than the Floating Rate, or otherwise elects to accept less than its prorata share of such fees, charges and other amounts due under this Agreement.

                  (e) USURY. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Notwithstanding anything to the contrary contained in any Loan Document, all agreements which either now are or which shall become agreements between the Borrowers and the Lender are hereby limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest and other charges exceed the applicable limits imposed by the usury laws of the State of Minnesota. If any payments in the nature of interest, additional interest and other charges made under any Loan Document are held to be in excess of the applicable limits imposed by the usury laws of the State of Minnesota, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the indebtedness evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by the usury laws of the State of Minnesota, in compliance with the desires of the Borrowers and the Lender. This provision shall never be superseded or waived and shall control every other provision of the Loan Documents and all agreements between the Borrowers and the Lender, or their successors and assigns.

                  Section 2.3 Fees. The Borrowers acknowledge that the Lender has incurred, and will incur, substantial costs and loss of economic opportunity in connection with the negotiation, execution and performance of this Agreement, and that the Lender has provided, or will provide, reasonably equivalent value for the following fees:

                  (a) COMMITMENT FEE. The Lender acknowledges receipt of a fully-earned and nonrefundable commitment fee in the amount of $150,000.

                  (b) AUDIT FEES. The Borrowers hereby agree to pay the Lender, on demand, audit fees in connection with any audits or inspections conducted by the Lender of any Collateral or the Borrowers' operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently $62.50 per hour per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

                  Section 2.4 Computation of Interest and Fees; When Interest Due and Payable. Fees hereunder and interest accruing on the outstanding principal balance of the Advances outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days. Interest shall be payable in arrears on the first day of each month and on the Termination Date.

                  Section 2.5 Capital Adequacy.

                  (a) CAPITAL ADEQUACY. If any Related Lender determines at any time that its Return has been reduced as a result of any Rule Change, such Related Lender may require the Borrowers to pay it the amount necessary to restore its Return to what it would have been had there been no Rule Change. For purposes of this Section 2.5(a):

                      (i) "Capital Adequacy Rule" means any law, rule,
                  regulation, guideline, directive, requirement or request regarding capital adequacy, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender. Such rules include rules requiring financial institutions to maintain total capital in amounts based upon percentages of outstanding loans, binding loan commitments and letters of credit.

                      (ii) "Related Lender" includes (but is not limited to)
                  the Lender, any parent corporation of the Lender and any assignee of any interest of the Lender hereunder and any participant in the loans made hereunder.

                      (iii) "Return", for any period, means the return as
                  determined by a Related Lender on the Advances based upon its total capital requirements and a reasonable attribution formula that takes account of the Capital Adequacy Rules then in effect and amounts received or receivable under this Agreement or the Notes with respect to any Advance. Return may be calculated for each calendar quarter and for the shorter period between the end of a calendar quarter and the date of termination in whole of this Agreement.

                      (iv) "Rule Change" means any change in any Capital
                  Adequacy Rule occurring after the date of this Agreement, but the term does not include any changes in applicable requirements that at the Closing Date are scheduled to take place under the existing Capital Adequacy Rules or any increases in the capital that any Related Lender is required to maintain to the extent that the increases are required due to a regulatory authority's assessment of the financial condition of such Related Lender.

         The Lender will promptly notify the Borrowers of any event of which it has knowledge, occurring after the date hereof, which will entitle the Lender to compensation pursuant to this Section 2.5. Certificates of any Related Lender sent to the Borrowers from time to time claiming compensation under this Section 2.5, stating the reason therefor and setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to the Related Lender hereunder to restore its Return shall be conclusive absent manifest error. In determining such amounts, the Related Lender may use any reasonable averaging and attribution methods.

                  Section 2.6 Voluntary Prepayment; Reduction of the Maximum Line; Termination of the Credit Facility by the Borrowers. Except as otherwise provided herein, the Borrowers may prepay the Revolving Advances in whole at any time or from time to time in part. The Borrowers may terminate the Credit Facility or reduce the Maximum Line at any time if they (i) give the Lender at least 30 days' prior written notice and (ii) pay the Lender the prepayment, termination or line reduction fees in accordance with Section 2.7. Any reduction in the Maximum Line must be in an amount not less than $1,000,000 or an integral multiple thereof. If the Borrowers reduce the Maximum Line to zero, all Obligations shall be immediately due and payable. Upon termination of the Credit Facility and payment and performance of all Obligations, the Lender shall release or terminate the Security Interest and the Security Documents to which the Borrowers are entitled by law.

                  Section 2.7 Termination, Line Reduction and Prepayment Fees; Waiver of Termination, Prepayment and Line Reduction Fees.

                  (a) TERMINATION AND LINE REDUCTION FEES. If the Lender or the Borrowers terminate the Credit Facility for any reason as of a date other than December 14, 2000, if the Credit Facility matures due to the confirmation of a Chapter 11 plan, or if the Borrowers reduce the Maximum Line, the Borrowers shall pay the Lender a fee in an amount equal to a percentage of the Maximum Line (or the reduction, as the case may be) as follows: (i) two percent (2%) if the termination or reduction occurs on or before October 31, 1999; and (ii) one percent (1%) if the termination or reduction occurs thereafter.

                  (b) WAIVER OF TERMINATION AND LINE REDUCTION FEES. The Borrowers will not be required to pay the termination or line reduction fees otherwise due under this

         Section 2.7 if such termination or line reduction is made because of refinancing by an affiliate of the Lender.

                  Section 2.8 Mandatory Prepayment. Without notice or demand, if the outstanding principal balance of the Revolving Advances shall at any time exceed the Borrowing Base, the Borrowers shall immediately prepay the Revolving Advances to the extent necessary to eliminate such excess. Any payment received by the Lender under this Section 2.8 or under Section 2.6 may be applied to the Obligations, in such order and in such amounts as the Lender, in its discretion, may from time to time determine.

                  Section 2.9 Payment. All payments to the Lender shall be made in immediately available funds and shall be applied to the Obligations one (1) Banking Day after receipt by the Lender. The Lender may hold all payments not constituting immediately available funds for three (3) additional days before applying them to the Obligations. Notwithstanding anything in Section 2.1, the Borrowers hereby authorize the Lender, in its discretion at any time or from time to time without the Borrowers' request and even if the conditions set forth in Section 4.2 would not be satisfied, to make a Revolving Advance in an amount equal to the portion of the Obligations from time to time due and payable.

                  Section 2.10 Payment on Non-Banking Days. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

                  Section 2.11 Use of Proceeds. The Borrowers shall use the proceeds of Advances to provide for ongoing working capital needs during the Cases in accordance with Schedule 2.11.

                  Section 2.12 Liability Records. The Lender may maintain from time to time, at its discretion, liability records as to the Obligations. All entries made on any such record shall be presumed correct until the Borrowers establish the contrary. Upon the Lender's demand, the Borrowers will admit and certify in writing the exact principal balance of the Obligations that the Borrowers then assert to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrowers unless the Borrowers give the Lender specific written notice of exception within 30 days after receipt.

                                   ARTICLE III

                      SECURITY INTEREST; OCCUPANCY; SETOFF

                  Section 3.1 Grant of Security Interest. Each of the Borrowers hereby pledge, assign and grant to the Lender a security interest (collectively referred to as the "Security Interest") and lien in the Collateral, as security for the payment and performance of the Obligations.

                  Section 3.2 Notification of Account Debtors and Other Obligors. The Lender may at any time (whether or not a Default Period then exists) notify any account debtor or other person obligated to pay the amount due and instruct such account debtor or other person to pay any such amounts to the Lockbox Account or the Collateral Account. During a Default Period, the Lender may notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrowers will join in giving such notice if the Lender so requests. At any time after the Borrowers or the Lender give such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in any of the Borrowers' names, provided a Default Period then exists, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as the Borrowers' agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrowers' mail to any address designated by the Lender, otherwise intercept the Borrowers' mail, and receive, open and dispose of the Borrowers' mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrowers' account or forwarding such mail to the Borrowers' last known address.

                  Section 3.3 Assignment of Insurance. As additional security for the payment and performance of the Obligations, the Borrowers hereby assign to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrowers with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrowers hereby direct the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in any of the Borrowers' names, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

                  Section 3.4 Occupancy.

                  (a) The Borrowers hereby irrevocably grant to the Lender the right to take exclusive possession of the Premises at any time during a Default Period. The Borrowers will not take any action to reject under section 365 of the Bankruptcy Code, any unexpired lease or executory contract relating to use or occupancy of the Premises without prior written consent of the Lender.

                  (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are

         Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

                  (c) The Lender's right to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations and termination of the Commitment, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

                  (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrowers shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrowers will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section 3.4.

                  Section 3.5 License. Each of the Borrowers hereby grant to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrowers for the purpose of selling, leasing or otherwise disposing of any or all Collateral during any Default Period. Notwithstanding the foregoing, the Borrowers' grant to the Lender of such non-exclusive, worldwide and royalty-free licenses shall not extend to the Xaar License or to the Pelikan License for use outside of the Borrowers' United States operations.

                  Section 3.6 Financing Statement. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by any of the Borrowers is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

                  Names and addresses of Borrowers:

                  Nu-kote Holding, Inc.
                  200 Beasley Drive
                  Franklin, TN 37064
                  Federal Tax Identification No. 16-1296153

                  Nu-kote Imperial, Ltd.
                  200 Beasley Drive
                  Franklin, TN 37064
                  Federal Tax Identification No. 75-2581494

                  Nu-kote International, Inc.
                  200 Beasley Drive
                  Franklin, TN 37064
                  Federal Tax Identification No. 16-1289013

                  International Communication Materials, Inc.
                  200 Beasley Drive
                  Franklin, TN 37064
                  Federal Tax Identification No. 25-1346516

                  Nu-kote Imaging International, Inc.
                  200 Beasley Drive
                  Franklin, TN 37064
                  Federal Tax Identification No. 75-2578014

                  Future Graphics, Inc.
                  200 Beasley Drive
                  Franklin, TN 37064
                  Federal Tax Identification No. 95-4192851

                  Nu-kote Latin America, Inc.
                  200 Beasley Drive
                  Franklin, TN 37064
                  Federal Tax Identification No. 58-1735923

                  Name and address of Secured Party:

                  Norwest Business Credit, Inc.
                  Sixth Street and Marquette Avenue
                  Minneapolis, Minnesota 55479-0103
                  Federal Tax Identification No. 41-1237652

                  Section 3.7 Setoff. The Borrowers agree that the Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to the Borrowers by the Lender, whether or not due, against any Obligation, whether or not due. In addition, each other Person holding a participating interest in any Obligations shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Borrowers, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrowers the amount of such participating interest.

                                   ARTICLE IV

                              CONDITIONS OF LENDING

                  Section 4.1 Conditions Precedent to the Initial Revolving Advance. The Lender's obligation to make the initial Revolving Advance hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

                  (a) This Agreement, properly executed by each of the Borrowers.

                  (b) The Note, properly executed by each of the Borrowers.

                  (c) A true and correct copy of any and all mortgages pursuant to which the Borrowers have mortgaged the Premises.

                  (d) True and correct copies of all license agreements pursuant to which any of the Borrowers have licensed intellectual property.

                  (e) The Collateral Account Agreement, properly executed by the Borrowers and Norwest Bank Minnesota, National Association.

                  (f) The Lockbox Agreements, properly executed by each of the Borrowers and each of the Borrowers' existing lockbox banks.

                  (g) A landlords disclaimer and consent with respect to each lease to which any of the Borrowers are leasing the Premises.

                  (h) The Patent and Trademark Security Agreement, properly executed by each of the Borrowers.

                  (i) An acknowledgment and waiver of liens from each warehouse or other location in which any of the Borrowers are storing Inventory.

                  (j) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against any of the Borrowers, (ii) no financing statements have been filed and remain in effect against any of the Borrowers except those financing statements relating to Permitted Liens, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

                  (k) A separate Certificate of each of the Borrowers' secretaries or assistant secretaries certifying as to (i) the resolutions of such Borrowers' directors and if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) such Borrowers' articles of incorporation and bylaws, and (iii) the signatures of such Borrowers' officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrowers' behalf.

                  (l) Current certificates issued by the Secretaries of State where each Borrower are organized, certifying that each Borrower is in compliance with all applicable organizational requirements of that State.

                  (m) Evidence that each of the Borrowers are duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

                  (n) A certificate of one of the Borrowers' officers confirming, in his personal capacity, the representations and warranties set forth in Article V.

                  (o) Support agreements in favor of the Lender, properly executed by Patrick E. Howard, C. Ronald Baiocchi, and Phillip L. Theodore in their personal capacity.

                  (p) Evidence satisfactory to the Lender of the legal separation of the Borrowers' North American operations from its European operations and that any insolvency or receivership proceedings involving the Borrowers' European operations will be separate and distinct from the Borrowers' Cases.

                  (q) An opinion of counsel to the Borrowers, addressed to the Lender.

                  (r) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

                  (s) A copy of the Lienholder Notice sent to each Lienholder.

                  (t) The Lender's obligation to make Revolving Advances subsequent to the final hearing held to approve the Credit Facility shall be subject to the Lender's receipt of the Final Order.

                  (u) Payment of the fees and commissions due through the date of the initial Advance under Section 2.3 and expenses incurred by the Lender through such date and required to be paid by the Borrowers under
         Section 9.7, including all legal expenses incurred through the date of this Agreement.

                  Section 4.2 Conditions Precedent to All Advances. The Lender's obligation to make each Advance (including the initial Advance) shall be subject to the further conditions precedent that on such date:

                  (a) the representations and warranties contained in Article V are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date;

                  (b) no event has occurred and is continuing, or would result from such Advance which constitutes a Default or an Event of Default; and

                  (c) no Bankruptcy Court order is entered (i) authorizing the Borrowers to obtain financing or credit pursuant to section 364 of the Bankruptcy Code from any Person other than the Lender secured by a security interest or a Superpriority Claim unless such security interest and administrative claim are junior to the Security Interest and the Lender's Superpriority Claim, as the case may be or will be paid off from the Initial Advance; or (ii) providing adequate protection to any Person under sections 361 through 364 of the Bankruptcy Code by granting a security interest in any of the Collateral unless such security interest is junior to the Security Interest save and except for the claims against Hewlett-Packard Company.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

                  The Borrowers represent and warrant to the Lender as follows:

                  Section 5.1 Corporate Existence and Power; Name; Chief Executive Office; Inventory and Equipment Locations; Tax Identification Number. Nu-kote Holding, Inc., Nu-kote Imperial, Ltd., and Nu-kote Latin America, Inc. are each corporations, duly organized, validly existing and in good standing under the laws of the State of Delaware. International Communication Materials, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Pennsylvania. Future Graphics, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Each of the Borrowers is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. No dissolution or termination of any of the Borrowers has occurred, and no notice of dissolution or articles of termination have been filed with respect to the Borrowers. Each of the Borrowers has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During its existence, each of the Borrowers has done business solely under the names set forth in Schedule 5.1 hereto. Each Borrower's chief executive office and principal place of business is located at the address set forth in Schedule 5.1 hereto, and each Borrower's records relating to its business or the Collateral are kept at that location. All Inventory and Equipment is located at that location or at one of the other locations set forth in Schedule 5.1 hereto. The Borrowers' tax identification numbers are correctly set forth in Section 3.6 hereto. As of the date hereof, each Borrower is current on all postpetition lease payments which are due and owing for such locations. No Inventory, except Inventory in transit in the ordinary course of business, is located any place other than as identified on Schedule 5.1.

                  Section 5.2 Capitalization. Schedule 5.2 constitutes a correct and complete list of all shareholders holding a five percent (5%) or greater interest in any the Borrowers and rights to acquire a five percent (5%) or greater interest in any of the Borrowers, including the amount and record holder thereof.

                  Section 5.3 Authorization of Borrowing; No Conflict as to Law or Agreements. The execution, delivery and performance by the Borrowers of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of any of the Borrowers' shareholders; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization required by the Bankruptcy Court and except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to any of the Borrowers or of any of the Borrowers' articles of incorporation and bylaws; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which any of the Borrowers are a party or by which it or its properties may be bound or affected (except breaches or defaults under the Existing Credit Facility); or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by any of the Borrowers.

                  Section 5.4 Legal Agreements. This Agreement constitutes and, upon due execution by each of the Borrowers, the other Loan Documents will constitute the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms.

                  Section 5.5 Subsidiaries. Except as set forth in Schedule 5.5 hereto, the Borrowers have no Subsidiaries.

                  Section 5.6 Financial Condition; No Adverse Change. The Borrowers have heretofore furnished to the Lender audited financial statements dated as of March 31, 1998, and unaudited interim financial statements dated as of August 21, 1998 and those statements fairly present each of the Borrowers' financial condition on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements, there has been no material adverse change in the Borrowers' businesses, properties or condition (financial or otherwise) other than the Cases.

                  Section 5.7 Litigation. Except as set forth in Schedule 5.7 hereto, there are no actions, suits or proceedings pending or, to any of the Borrowers' knowledge, threatened against or affecting any of the Borrowers or any of their Affiliates or the properties of any of the Borrowers or any of their Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrowers or any of their Affiliates, would have a material adverse effect on the financial condition, properties or operations of the Borrowers or any of its Affiliates.

                  Section 5.8 Regulation U. The Borrowers are not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

                  Section 5.9 Taxes. The Borrowers and their Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. The Borrowers and their Affiliates have filed all federal, state and local tax returns which to the knowledge of the officers of the Borrowers or any of their Affiliates, as the case may be, are required to be filed, and the Borrowers and their Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due and are permitted to be paid under the Bankruptcy Code.

                  Section 5.10 Titles and Liens; Priority. The Borrowers have good and absolute title to all Collateral described in the collateral reports provided to the Lender and all other Collateral, properties and assets reflected in the latest financial statements referred to in Section 5.6 and all proceeds thereof, free and clear of all mortgages, security interests, liens, adverse claims and encumbrances, except for Permitted Liens. Without limiting the generality of the foregoing, the Collateral is not subject to any claim or lien pursuant to section 506(c) of the Bankruptcy Code. No financing statement naming any of the Borrowers as debtor is on file in any office except to perfect only Permitted Liens. Pursuant to the Final Order, the Security Interest shall have priority over all other security interests in the Collateral. Upon entry of the Final Order, pursuant to section 364(c)(1) of the Bankruptcy Code, the Obligations shall at all times constitute allowed priority claims in the Cases having priority over all administrative expenses of the kind specified in sections 503(b) and 507(b) of the Bankruptcy Code.

                  Section 5.11 Intellectual Property Rights. The Borrowers (a) own or have the exclusive right to use, free and clear of all material liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted, provided, however, such right is non-exclusive as to the Pelikan License; (b) are not obligated or under any liability whatsoever to make any payments of a material nature by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise, other than royalty payments due under the Xaar License; (c) own or have the unrestricted right to use all trade secrets, including know-how, inventions, designs, processes, computer programs and technical data necessary to the development, operation and sale of all products and services sold or proposed to be sold by it, free and clear of any rights, liens or claims of others, except as such rights are limited by the OEM Litigation; and (d) are not using any confidential information or trade secrets of others. The Borrowers are not, nor have they received notice with respect to, infringing upon or otherwise acting adversely to any known right or claimed right of any person under or with respect to any patents, trademarks, service marks, trade names, copyrights, licenses or rights with respect to the foregoing, other than the OEM Litigation.

                  Section 5.12 Plans. Except for the Borrowers' disclosure to the Lender that the Borrowers' Plan may be underfunded in the approximate amount of $300,000, none of the Borrowers nor any of their Affiliates have received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. None of the Borrowers nor any of their Affiliates have:

                  (a) Any accumulated funding deficiency within the meaning of ERISA; or

                  (b) Any liability or knows of any fact or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than accrued benefits which or which may become payable to participants or beneficiaries of any such Plan).

                  Section 5.13 Default. Each of the Borrowers is in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, a breach or default of which could have an effect on any of the Borrowers' financial condition, properties or operations on a consolidated basis in an aggregate amount greater than $100,000.

                  Section 5.14 Environmental Matters.

                  (a) Definitions. As used in this Agreement, the following terms shall have the following meanings:

                      (i) "Environmental Law" means any federal, state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

                      (ii) "Hazardous Substances" means pollutants,
                  contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

                  (b) To the Borrowers' best knowledge, other than as identified on Schedule 5.14, there are not present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any liability or obligation for any of the Borrowers or the Lender under common law of any jurisdiction or under any Environmental Law, and no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such liability.

                  (c) To the Borrowers' best knowledge, other than as identified on Schedule 5.14, the Borrowers have not disposed of Hazardous Substances in such a manner as to create any liability under any Environmental Law.

                  (d) Other than as identified on Schedule 5.14, there are not and there never have been any requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation, relating in any way to the Premises or any of the Borrowers, alleging liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto. To the Borrowers' best knowledge, no such matter is threatened or impending other than as identified on Schedule 5.14.

                  (e) To the Borrowers' best knowledge, other than as identified on Schedule 5.14, the Borrowers' businesses are and have in the past always been conducted in accordance with all Environmental Laws and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in the Borrowers' possession and are in full force and effect. No permit required under any Environmental Law is scheduled to expire within 12 months and there is no threat that any such permit will be withdrawn, terminated, limited or materially changed, other than as identified on Schedule 5.14.

                  (f) To the Borrowers' best knowledge, other than as identified on Schedule 5.14, the Premises are not and never have been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

                  (g) The Borrowers have delivered to Lender all environmental assessments, audits, reports, permits, licenses and other documents describing or relating in any way to the Premises or Borrowers' businesses.

                  Section 5.15 Submissions to Lender. All financial and other information provided to the Lender by or on behalf of the Borrowers in connection with the Borrowers' request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

                  Section 5.16 Financing Statements. The Borrowers have provided to the Lender signed financing statements sufficient when filed to perfect the Security Interest and the other security interests created by the Security Documents. The Final Order when entered, shall grant the Lender a perfected prior Security Interest as described therein without the need for filing further documents such as financing statements. In addition, however, if such financing statements are filed in the offices noted therein, the Lender will also have a valid and perfected security interest in all Collateral and all other collateral described in the Security Documents which is capable of being perfected by filing financing statements.

                  Section 5.17 Rights to Payment. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral or other collateral covered by the Security Documents is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrowers' records pertaining thereto as being obligated to pay such obligation.

                  Section 5.18 Direct and Substantial Economic Interest. Each Borrower has a direct and substantial economic interest in each other Borrower and as such, each Borrower expects to derive substantial benefits from any and all Advances made to each Borrower and other transactions and events resulting in the creation of any and all obligations.

                  Section 5.19 Joint and Several Liability. The Obligations created by this Agreement are the joint and several obligation of the Borrowers. The Lender shall not be required to first seek payment of the Obligations from any one of the Borrowers, but rather may seek payment from any or all of the Borrower as it sees fit, in its sole discretion.

                  Section 5.20 Dormancy of Viro-kote, Inc. Viro-kote, Inc. is a dormant corporation and holds no assets except for that certain trademark with a registration number of 74/663,763 (the "Viro-kote Trademark"). The Viro-kote Trademark is no longer being used by Viro-kote, Inc. or any of the Borrowers.

                                   ARTICLE VI

                        BORROWERS' AFFIRMATIVE COVENANTS

                  So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrowers will comply with the following requirements, unless the Lender shall otherwise consent in writing:

                  Section 6.1 Reporting Requirements. The Borrowers will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

                  (a) as soon as available, and in any event within 120 days after the end of each fiscal year of the Borrowers, each of the Borrowers' audited financial statements with the opinion of independent certified public accountants selected by the Borrowers and acceptable to the Lender, which annual financial statements shall include each of the Borrowers' balance sheets as at the end of such fiscal year and the related statements of each of the Borrowers' income, retained earnings and cash flows for the fiscal year then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, all in reasonable detail and prepared in accordance with GAAP, together with (i) copies of all management letters prepared by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrowers are in compliance with the requirements set forth in Sections 6.15, 6.16, 6.17, and 7.13; and (iii) a certificate of the Borrowers' chief financial officers stating that such financial statements have been prepared in accordance with GAAP, fairly represent the Borrowers' financial position and the results of its operations, and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

                  (b) as soon as available and in any event within 20 days after the end of each month, an unaudited/internal balance sheet and statements of income and retained earnings of each of the Borrowers as at the end of and for such month and for the year to date period then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of the Borrowers' chief financial officers, substantially in the form of Exhibit B hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly represent the Borrowers' financial position and the results of their operations, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrowers are in compliance with the requirements set forth in Sections 6.15, 6.16, 6.17, and 7.13;

                  (c) within 15 days after the end of each month or more frequently if the Lender so requires, agings of each Borrower's accounts receivable and its accounts payable, an inventory certification report, and a calculation of the Borrowers' Accounts, Eligible Accounts, Inventory and Eligible Inventory as at the end of such month or shorter time period;

                  (d) at least 30 days before the beginning of each fiscal year of the Borrowers, the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing each Borrower's good faith projections and certified by such Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by such Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require;

                  (e) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting any of the Borrowers of the type described in Section 5.14 or which seek a monetary recovery against any of the Borrowers in excess of $100,000;

                  (f) as promptly as practicable (but in any event not later than five business days) after any Senior Management obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of such Borrower of the steps being taken by the Borrowers to cure the effect of such breach, default or event;

                  (g) as soon as possible and in any event within 30 days after any Senior Management knows or has reason to know that any Reportable Event with respect to any Plan has occurred, the statement of the Borrowers' chief financial officers setting forth details as to such Reportable Event and the action which the Borrowers propose to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation;

                  (h) as soon as possible, and in any event within 10 days after any of the Borrowers fail to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of such Borrower's chief financial officer setting forth details as to such failure and the action which the Borrowers propose to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

                  (i) promptly upon any Senior Management's knowledge thereof, notice of (i) any disputes or claims by any of the Borrowers' customers exceeding $25,000 individually or $50,000 in the aggregate during any fiscal year; (ii) any goods returned to or recovered by any of the Borrowers; and (iii) any change in the persons constituting the Borrowers' officers and directors;

                  (j) promptly upon any Senior Management's knowledge thereof, notice of any loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

                  (k) promptly upon their distribution, copies of all financial statements, reports and proxy statements which any of the Borrowers shall have sent to its stockholders;

                  (l) promptly after the sending or filing thereof, copies of all regular and periodic reports which any of the Borrowers shall file with the Securities and Exchange Commission or any national securities exchange;

                  (m) promptly upon receipt, or if filed by any or all of the Borrowers, promptly upon filing, all motions, notices, reports, applications, objections, responses or other papers filed or served in any of the Cases;

                  (n) within two days of filing, copies of monthly reports filed with the U.S. Trustee's office;

                  (o) promptly upon any Senior Management's knowledge thereof, notice of any of the Borrowers' violations of any law, rule or regulation, the non-compliance with which could materially and adversely affect the Borrowers' business or its financial condition;

                  (p) on a daily basis, sales and collections reports and credit memos; and

                  (q) from time to time, with reasonable promptness, any and all receivables schedules, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may reasonably request.

                  Section 6.2 Books and Records; Inspection and Examination. The Borrowers will keep accurate books of record and account pertaining to the Collateral and pertaining to the Borrowers' businesses and their financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of the Borrowers at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrowers, and to discuss the Borrowers' affairs with any of its directors, officers, employees or agents. The Borrowers will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Security Documents or any other property of the Borrowers at any time during ordinary business hours.

                  Section 6.3 Account Verification. The Lender may at any time and from time to time send or require the Borrowers to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

                  Section 6.4 Compliance with Laws.

                  (a) The Borrowers will (i) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

                  (b) Without limiting the foregoing undertakings, the Borrowers specifically agree that they will comply with all applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required by any Environmental Laws, and will not generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any liability or obligation under the common law of any jurisdiction or any Environmental Law.

                  Section 6.5 Payment of Taxes and Other Claims. The Borrowers will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to them (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Borrowers; provided, that the Borrowers shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

                  Section 6.6 Maintenance of Properties.

                  (a) The Borrowers will keep and maintain the Collateral, the other collateral covered by the Security Documents and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.6 shall prevent the Borrowers from discontinuing the operation and maintenance of any of their properties if such discontinuance is, in the Lender's judgment, desirable in the conduct of the Borrowers' business and not disadvantageous in any material respect to the Lender.

                  (b) The Borrowers will defend the Collateral against all claims or demands of all persons (other than the Lender) claiming the Collateral or any interest therein.

                  (c) The Borrowers will keep all Collateral and other collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except Permitted Liens.

                  Section 6.7 Insurance. The Borrowers will obtain and at all times maintain insurance with insurers believed by the Borrowers to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrowers operate. Without limiting the generality of the foregoing, the Borrowers will at all times maintain business interruption insurance including coverage for force majeure and keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit acceptable to the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

                  Section 6.8 Preservation of Existence. The Borrowers will preserve and maintain their existence and all of their rights, privileges and franchises necessary or desirable in the normal conduct of their business and shall conduct their business in an orderly, efficient and regular manner.

                  Section 6.9 Delivery of Instruments, etc. Upon request by the Lender, the Borrowers will promptly deliver to the Lender in pledge all instruments, documents and chattel paper constituting Collateral, duly endorsed or assigned by the appropriate Borrower.

                  Section 6.10 Collateral Account.

                  (a) If, notwithstanding the instructions to debtors to make payments to the Lockbox, any of the Borrowers receives any payments on Receivables, that Borrower shall deposit such payments into the Collateral Account. Until so deposited, the Borrowers shall hold all such payments in trust for and as the property of the Lender and shall not commingle such payments with any of its other funds or property.

                  (b) Amounts deposited in the Collateral Account shall not bear interest and shall not be subject to withdrawal by any of the Borrowers, except after full payment and discharge of all Obligations.

                  (c) All deposits in the Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of the Obligations. The Lender from time to time at its discretion may, after allowing (2) Banking Days, apply deposited funds in the Collateral Account to the payment of the Obligations, in any order or manner of application satisfactory to the Lender, by transferring such funds to the Lender's general account.

                  (d) All items deposited in the Collateral Account shall be subject to final payment. If any such item is returned uncollected, the Borrowers will immediately pay the Lender, or, for items deposited in the Collateral Account, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to the Borrowers' commercial account or other account. The Borrowers shall be liable as an endorser on all items deposited in the Collateral Account, whether or not in fact endorsed by the Borrowers.

                  Section 6.11 Maintenance of Debtor-in-Possession Accounts. The Borrowers shall maintain all bank accounts with the Lender or institutions acceptable to the Lender. A list identifying all of its accounts not maintained with the Lender and the financial institutions at which such accounts are maintained is set forth in Schedule 6.11. The Borrowers shall notify the Lender in writing of any changes in and additions to such list as soon as any change or addition occurs. If the Lender is required to pledge any collateral or in another manner secure any deposit account pursuant to the provisions of section 345 of the Bankruptcy Code, the Lender shall be entitled to charge a reasonable fee for such account which fee shall be paid by the Borrowers on demand and which fee shall be similar to fees charged to like borrowers.

                  Section 6.12 Performance by the Lender. If the Borrowers at any time fail to perform or observe any of the foregoing covenants contained in this Article VI or elsewhere herein, and if such failure shall continue for a period of ten calendar days (or in the case of the agreements contained in Sections 6.5, 6.7 and 6.10, immediately upon the occurrence of such failure, without lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrowers (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrowers shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Floating Rate. To facilitate the Lender's performance or observance of such covenants of the Borrowers, the Borrowers hereby irrevocably appoint the Lender, or the Lender's delegate, acting alone, as the Borrowers' attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrowers any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrowers under this Section 6.12.

                  Section 6.13 Year 2000 Compliance. The Borrowers agree to (1) conduct a detailed inventory and assessment of all of their computer hardware and software systems and imbedded chip technology ("Information Systems") and of their business and operations that could be adversely affected by their failure to be Year 2000 Compliant on a timely basis; (2) develop, fund, and implement a project plan to make their Information Systems Year 2000 Compliant, and complete implementation of the plan and the remediation and testing of its Information Systems no later July 31, 1999; and (3) initiate a process to determine whether their material suppliers, vendors, and customers have taken meaningful steps to become Year 2000 Compliant on a timely basis, and develop and implement a feasible contingency plan to ensure the uninterrupted and unimpaired operation of its business in the event of the failure of the systems of such third parties or of their own Information Systems no later than July 31, 1999. For purposes of this covenant, "Year 2000 Compliant" means that the Borrowers' Information Systems that are material to their operations and financial condition will be able to properly process date sensitive functions before, on, and after December 31, 1999. The Borrowers will also provide to the Lender promptly upon receipt, copies of any reports or management letters relating to their Year 2000 compliance project and contingency plans, either internally prepared or prepared by outside consultants or their accountants, and will provide such other information relating to their Year 2000 compliance efforts, and deliver such certifications by their officers relating thereto as the Lender in its discretion may deem appropriate.

                  Section 6.14 Borrowers' Financial Projections. The financial projections used by the Borrowers in the Bankruptcy Court to seek approval of the credit facility provided for herein and to use cash collateral shall be the same financial projections delivered to the Lender on November 4, 1998.

                  Section 6.15 Maximum Days in Inventory Covenant. The Borrowers, on a consolidated basis, will not exceed Maximum Days in Inventory of 155 during each Fiscal Month. Maximum Days in Inventory shall be determined by the following formula:

                       Maximum Days in Inventory = 360 / R

         The following definitions apply to the above formula:

         R=[(COGS / Applicable Fiscal Periods) x 12] / Inventory at Cost

                  "COGS" equal cost of goods sold incurred from the beginning of then applicable Fiscal Year through the last day of the measuring Fiscal Month.

                  "Applicable Fiscal Periods" means the number of fiscal periods that have occurred from the beginning of the applicable fiscal year through the last day of the measuring fiscal month.

                  Section 6.16 Minimum EBITDAR. The Borrowers will maintain, on a consolidated basis, during each period described below, EBITDAR of not less than the amount set forth opposite such period:

                    Period                          Minimum EBITDAR
                    ------                          ---------------
             April 1, 1998 through                     $1,560,000
               November 30, 1998
             April 1, 1998 through                     $1,365,000
               December 31, 1998
             April 1, 1998 through                     $1,393,000
               January 31, 1999
             April 1, 1998 through                     $1,332,000
               February 28, 1999
              Fiscal Year ending                       $1,280,000
                March 31, 1999
             April 1, 1999 through                        $77,000
                April 30, 1999
             April 1, 1999 through                       $151,000
                  May 31, 1999
             April 1, 1999 through                       $219,000
                 June 30, 1999
             April 1, 1999 through                       $265,000
                 July 31, 1999
             April 1, 1999 through                       $336,000
                August 31, 1999
             April 1, 1999 through                       $574,000
               September 30, 1999
             April 1, 1999 through                       $657,000
                October 31, 1999
             April 1, 1999 through                       $824,000
               November 30, 1999
             April 1, 1999 through                     $1,061,000
               December 31, 1999
             April 1, 1999 through                     $1,314,000
               January 31, 2000

                    Period                          Minimum EBITDAR
                    ------                          ---------------
             April 1, 1999 through                     $1,664,000
               February 29, 2000
              Fiscal Year ending                       $2,062,000
                March 31, 2000
     Each Fiscal Month thereafter                        $150,000

                   Section 6.17 Minimum Net Income. The Borrowers will maintain, on a consolidated basis, during each period described below, Net Income, of not less than the amount set forth opposite such period:

                Period                             Minimum Net Income
                ------                             ------------------
        April 1, 1998 through                          $(2,833,000)
          November 30, 1998
        April 1, 1998 through                          $(4,570,000)
           December 31, 1998
        April 1, 1998 through                          $(5,737,000)
           January 31, 1999
         April 1, 1998 through                         $(6,997,000)
           February 28, 1999
          Fiscal Year ending                           $(8,362,000)
            March 31, 1999
        April 1, 1999 through                            $(873,000)
            April 30, 1999
        April 1, 1999 through                          $(1,741,000)
             May 31, 1999
        April 1, 1999 through                          $(2,729,000)
            June 30, 1999
        April 1, 1999 through                          $(3,539,000)
            July 31, 1999
        April 1, 1999 through                          $(4,332,000)
           August 31, 1999
        April 1, 1999 through                          $(5,170,000)
         September 30, 1999
        April 1, 1999 through                          $(5,953,000)
          October 31, 1999
        April 1, 1999 through                          $(6,645,000)
          November 30, 1999
        April 1, 1999 through                          $(7,471,000)
          December 31, 1999

                Period                             Minimum Net Income
                ------                             ------------------
        April 1, 1999 through                          $(7,971,000)
           January 31, 2000
        April 1, 1999 through                          $(8,367,000)
          February 29, 2000
          Fiscal Year ending                           $(8,970,000)
            March 31, 2000
     Each Fiscal Month thereafter                               $1

                  Section 6.18 Subrogation. No Borrower will exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to such Borrower as against any other Borrower unless and until all of the Obligations have been fully paid and discharged.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

                  So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrowers agree that, without the Lender's prior written consent:

                  Section 7.1 Liens. The Borrowers will not create, incur or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, adverse claim, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; excluding, however, from the operation of the foregoing, the following (collectively, "Permitted Liens"):

                  (a) in the case of any of the Borrowers' property which is not Collateral or other collateral described in the Security Documents, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Borrowers' business or operations as presently conducted;

                  (b) mortgages, deeds of trust, pledges, liens, security interests and assignments in existence on the date hereof and listed in
         Schedule 7.1 hereto or otherwise subject and junior to the Lender's Security Interest securing indebtedness for borrowed money permitted under Section 7.2;

                  (c) the Security Interest and liens and security interests created by the Security Documents;

                  (d) purchase money security interests relating to the acquisition of machinery and equipment of the Borrowers not exceeding the lesser of cost or fair market value thereof, not exceeding $250,000 for any one purchase or $1,200,000 in the aggregate during any fiscal year and so long as no Default Period is then in existence and none would exist immediately after such acquisition; and

                  (e) a first priority lien in lawsuits filed by the Borrowers in favor of Employers Insurance of Wausau and Coudert Brothers to the extent of fees and expenses incurred in connection with pursuing such causes of actions and a second priority lien in lawsuits filed by the Borrowers in favor of the Existing Banks to the extent of the diminution in value of their collateral resulting from entry of the Final Order.

                  Section 7.2 Indebtedness. The Borrowers will not incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on the Borrowers' behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

                  (a) indebtedness arising hereunder;

                  (b) indebtedness of the Borrowers in existence on the date hereof and listed in Schedule 7.2 hereto or any other indebtedness subject and junior to the Lender's Superpriority Claim; and

                  (c) indebtedness relating to liens permitted in accordance with Section 7.1.

                  Section 7.3 Guaranties. The Borrowers will not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

                  (a) the endorsement of negotiable instruments by the Borrowers for deposit or collection or similar transactions in the ordinary course of business;

                  (b) guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in Schedule 7.2 hereto;

                  (c) guaranties relating to liens permitted in accordance with
         Section 7.1.

                  Section 7.4 Investments and Subsidiaries.

                  (a) The Borrowers will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:

                      (i) any of the Borrowers' ownership of existing
                  Subsidiaries;

                      (ii) investments in direct obligations of the United
                  States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

                      (iii) travel advances or loans to the Borrowers'
                  officers and employees not exceeding at any one time an aggregate of $20,000; and

                      (iv) advances in the form of progress payments, prepaid
                  rent not exceeding one (1) month or security deposits.

                  (b) The Borrowers will not create or permit to exist any Subsidiary, other than the Subsidiaries in existence on the date hereof and listed in Schedule 5.5.

                  Section 7.5 Dividends. The Borrowers will not declare or pay any dividends (other than dividends payable solely in stock of the Borrowers) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

                  Section 7.6 Sale or Transfer of Assets; Suspension of Business Operations. The Borrowers will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any Subsidiary (except in connection with the sale of the Borrowers' European operations), (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. The Borrowers will not in any manner transfer any property without prior or present receipt of full and adequate consideration.

                  Section 7.7 Intellectual Property. The Borrowers will not sell, assign or grant licenses to use, any of its applications for patents, patents, copyrights, trademarks, trade secrets, trade names or other intellectual property to any other Person. Provided, however, the Borrowers may sell, assign or grant licenses in connection with a sale of the Borrowers' European operations, subject to the Lender's approval of any documentation in connection therewith and provided further that the Borrowers shall in all events maintain the right to use any such intellectual property necessary to conduct its United States operations.

                  Section 7.8 Financing Orders. The Borrowers shall not violate or seek to modify, appeal, or otherwise affect, the terms of the Final Order.

                  Section 7.9 Chapter 11 Claims. The Borrowers shall not incur, create, assume, suffer to exist, or permit any claim in any of the Cases (including, without limitation, any claim under section 506(c) of the Bankruptcy Code and any deficiency claim remaining after the satisfaction of a lien that secures a claim) to be on a parity with or senior to the claims of the Lender against the Borrowers hereunder, or apply to the Bankruptcy Court for authority to do so.

                  Section 7.10 Consolidation and Merger; Asset Acquisitions. The Borrowers will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

                  Section 7.11 Sale and Leaseback. The Borrowers will not enter into any arrangement, directly or indirectly, with any other Person whereby the Borrowers shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrowers intend to use for substantially the same purpose or purposes as the property being sold or transferred.

                  Section 7.12 Restrictions on Nature of Business. The Borrowers will not engage in any line of business materially different from that presently engaged in by the Borrowers and will not purchase, lease or otherwise acquire assets not related to its business.

                  Section 7.13 Capital Expenditures. The Borrowers will not incur or contract to incur Capital Expenditures of more than $400,000 in the aggregate for the period November 1, 1998 through March 31, 1999 and of no more than $300,000 during each fiscal quarter thereafter.

                  Section 7.14 Accounting. The Borrowers will not adopt any material change in accounting principles other than as required by GAAP. Each Borrower will not adopt, permit or consent to any change in its fiscal year.

                  Section 7.15 Discounts, etc. The Borrowers will not, after notice from the Lender, grant any discount, credit or allowance to any customer of the Borrowers or accept any return of goods sold, or at any time (whether before or after notice from the Lender) modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Borrowers.

                  Section 7.16 Defined Benefit Pension Plans. The Borrowers will not adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.12.

                  Section 7.17 Other Defaults. The Borrowers will not permit any breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon the Borrowers, except for existing breaches, defaults or events of default under the Existing Credit Facility and any other defaults that occurred prior to bankruptcy.

                  Section 7.18 Place of Business; Name. The Borrowers will not transfer their chief executive offices or principal place of business, or move, relocate, close or sell any business location. The Borrowers will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrowers will not change their names. Notwithstanding the foregoing, the Borrowers may change the name of Future Graphics, Inc. upon prior written notice to the Lender and upon execution and delivery of any and all instruments, financing statements and other agreements and writings that the Lender requires in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents.

                  Section 7.19 Organizational Documents. The Borrowers will not amend their articles of incorporation and bylaws. The Borrowers will not become an S Corporation within the meaning of the Internal Revenue Code of 1986, as amended.

                  Section 7.20 Salaries. The Borrowers will not pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation; or increase the salary, bonus, commissions, consultant fees or other compensation of any directors, shareholders or consultant, or any member of their families.

                  Section 7.21 Change in Ownership. The Borrowers will not issue or sell any stock of the Borrowers so as to change the percentage of voting and non-voting stock owned by each of the Borrowers' shareholders, and the Borrowers, excluding Nu-kote Holding, Inc., will not permit or suffer to occur the sale, transfer, assignment, pledge or other disposition of any or all of the issued and outstanding shares of stock of the Borrowers.

                                  ARTICLE VIII

                     Events of Default, Rights and Remedies

                  Section 8.1 Events of Default. "Event of Default", wherever used herein, means any one of the following events:

                  (a) Default in the payment of the Obligations when they become due and payable;

                  (b) Default in the payment of any fees, commissions, costs or expenses required to be paid by the Borrowers under this Agreement;

                  (c) Default in the performance, or breach, of any covenant or agreement of the Borrowers contained in this Agreement;

                  (d) Entry of an order of the Bankruptcy Court modifying, amending, reversing, vacating, or staying the Final Order, or the Borrowers shall violate the terms of the Final Order;

                  (e) In connection with any of the Cases: (i) the Bankruptcy Court shall enter an order dismissing any of the Cases; (ii) any of the Cases shall be converted to a case under chapter 7 of the Bankruptcy Code; (iii) a motion shall be filed for, or there shall arise, any claim (other than those of the Lender hereunder) in any of the Cases having a priority under section 364(c)(1) of the Bankruptcy Code unless such motion provides for the payment in full in cash of the Obligations upon the closing of such financing, except a motion in connection with Employers Insurance of Wausau and Coudert Brothers; (iv) a motion shall be filed for, or there shall arise, a claim (other than those of the Lender hereunder) in any of the Cases secured by a lien having a priority under section 364(d) of the Bankruptcy Code unless such motion provides for payment in full in cash of the Obligations upon the closing of such financing except a motion in connection with Employers Insurance of Wausau and Coudert Brothers; (v) there shall arise any lien (other than a Permitted Lien) in the Collateral or any part thereof save and except for a lien in favor of Employers Insurance of Wausau and Coudert Brothers; (vi) the Bankruptcy Court shall enter an order granting relief from the automatic stay applicable under section 362 of the Bankruptcy Code to the holder of any security interest other than the Lender; or (vii) the Bankruptcy Court shall enter an order approving a disclosure statement in connection with a plan of reorganization proposed by any of the Borrowers or any other Person which plan of reorganization is inconsistent with the Borrowers' agreements and obligations hereunder, e.g., a plan which does not provide for payment in full in cash of the Obligations as required by section 1129(a)(9) of the Bankruptcy Code;

                  (f) Any representation or warranty made by the Borrowers in this Agreement, or by the Borrowers (or by any of their officers) in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement shall prove to have been incorrect in any material respect when deemed to be effective;

                  (g) The rendering against any of the Borrowers of a final judgment, decree or order for the payment of money in excess of $100,000 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution;

                  (h) A default, other than any existing default under the Existing Credit Facility, under any bond, debenture, note or other evidence of indebtedness of any of the Borrowers owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease;

                  (i) Any Reportable Event, which the Lender determines in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to any of the Borrowers by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or any of the Borrowers shall have filed for a distress termination of any Plan under Title IV of ERISA; or any of the Borrowers shall have failed to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on the Borrowers' assets in favor of the Plan provided however that Borrowers may seek a voluntary termination of any Plan in the Cases;

                  (j) An event of default shall occur under any Security Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing any obligations of the Borrowers hereunder or under any note, except for an existing event of default under the Existing Credit Facility;

                  (k) Any of the Borrowers shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the Lender's prior written consent;

                  (l) Any of the Borrowers shall fail to pay, withhold, collect or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued;

                  (m) Any event or circumstance with respect to any of the Borrowers shall occur such that the Lender shall believe in good faith that the prospect of payment of all or any part of the Obligations or the performance by the Borrowers under the Loan Documents is impaired or any material adverse change in the business or financial condition of the Borrowers shall occur; or

                  (n) Any breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender.

                  Section 8.2 Rights and Remedies. During any Default Period, the Lender may without further order of, or application to the Bankruptcy Court for an order granting relief from the automatic stay of Section 362 of the Bankruptcy Code, exercise any or all of the following rights and remedies:

                  (a) the Lender may, by notice to the Borrowers, declare the Commitment to be terminated, whereupon the same shall forthwith terminate;

                  (b) the Lender may, by notice to the Borrowers, declare the Obligations to be forthwith due and payable, whereupon all Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which the Borrowers hereby expressly waive;

                  (c) the Lender may, without notice to the Borrowers and without further action, apply any and all money owing by the Lender to the Borrowers to the payment of the Obligations;

                  (d) the Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrowers hereby expressly waive) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, the Borrowers will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

                  (e) the Lender may exercise and enforce its rights and remedies under the Loan Documents; and

                  (f) the Lender may exercise any other rights and remedies available to it by law or agreement.

The Borrowers agree and admit that the occurrence of any Event of Default is sufficient cause for relief from the automatic stay under Section 362(d)(1) of the Bankruptcy Code. If an Event of Default occurs, the Borrowers consent to entry of an Order terminating the automatic stay 3 business days after the filing of an affidavit with the Bankruptcy Court by the Lender, or one of its attorneys, with service upon counsel for the Borrowers, setting forth the nature of the Default; provided, however, that if a Default under Section 8.1(e)(ii) occurs, the Lender must give notice of the Default to the trustee or examiner and request a hearing for relief from the stay based on the Default. The Borrowers shall have no defense, other than showing the alleged Default has not occurred.

                  Section 8.3 Certain Notices. If notice to the Borrowers of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.4) at least ten calendar days before the date of intended disposition or other action.

                                   ARTICLE IX

                                  Miscellaneous

                  Section 9.1 No Discharge of Claims; No Waiver by Lender. The Obligations and the Security Interest shall not be discharged by the entry of an order confirming a plan of reorganization in any of the Cases, and by execution hereof the Borrowers waive, pursuant to section 1141(d) of the Bankruptcy Code, any such discharge. The Superpriority Claim granted to Lender by the Final Order and the Security Interest granted to Lender hereunder and by the Final Order shall not be affected in any manner by entry of an order confirming a plan of reorganization in any of the Cases, or the entry of an order dismissing or converting any of the Cases. The Lender does not waive, and nothing contained in the Loan Documents shall be construed to be a waiver by the Lender, of the Lender's rights under section 1129(a)(9)(A) of the Bankruptcy Code.

                  Section 9.2 No Waiver; Cumulative Remedies. No failure or delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

                  Section 9.3 Amendments, Etc. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrowers therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances.

                  Section 9.4 Addresses for Notices, Etc. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail,
(c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  If to the Borrowers:

                  Nu-kote Holding, Inc.
                  200 Beasley Drive
                  Franklin, TN 37064
                  Telecopier: 615/791-6100
                  Attention: Phillip L. Theodore

                  If to the Lender:

                  Norwest Business Credit, Inc.
                  Sixth Street and Marquette Avenue
                  Minneapolis, Minnesota 55479-0103
                  Telecopier: (612) 341-2472
                  Attention: Brian J. Waldinger

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article II shall not be effective until received by the Lender.

                  Section 9.5 Further Documents. The Borrowers will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the Borrowers execute, deliver or endorse any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

                  Section 9.6 Collateral. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrowers are entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrowers may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

                  Section 9.7 Costs and Expenses. The Borrowers shall reimburse the Lender for all reasonable out-of-pocket expenses incurred by the Lender in connection with seeking to obtain the Bankruptcy Court's approval of the Credit Facility, in seeking to close and maintain the Credit Facility, and any other out-of-pocket expenses otherwise incurred in connection with the Obligations, this Agreement, the Loan Documents, and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including without limitation, reasonable attorneys' fees and expenses, closing costs, appraisal fees, UCC search and recording fees, individual and corporate credit reports, inventory appraisal fees and collateral auditing costs, whether incurred prepetition or postpetition and regardless of whether the Credit Facility is approved by the Bankruptcy Court or funded. The Lender acknowledges receipt of a $50,000 due diligence deposit and a $50,000 expense deposit (collectively, the "Expense Deposit") to cover the Lender's expenses associated with obtaining court approval of this Agreement and all documentation related thereto. Upon the approval or rejection of the Credit Facility herein, the Deposit shall be returned to the Borrowers after deducting all out-of-pocket expenses incurred by the Lender. The Borrowers' obligation to reimburse the Lender for all costs and expenses shall be effective regardless of whether the Credit Facility is approved by the Bankruptcy Court or whether the Credit Facility is funded.

                  Section 9.8 Indemnity. In addition to the payment of expenses pursuant to Section 9.7, the Borrowers agree to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

                           (i) any and all transfer taxes, documentary taxes,
                  assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;

                           (ii) any claims, loss or damage to which any
                  Indemnitee may be subjected if any representation or warranty contained in Section 5.14 proves to be incorrect in any respect or as a result of any violation of the covenant contained in Section 6.4(b); and

                           (iii) any and all other liabilities, losses, damages,
                  penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Borrowers, or counsel designated by the Borrowers and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrowers' sole cost and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrowers shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrowers' obligation under this Section
9.8 shall survive the termination of this Agreement and the discharge of the Borrowers' other obligations hereunder.

                  Section 9.9 Participants. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns, without further order of the Bankruptcy Court.

                  Section 9.10 Execution in Counterparts. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                  Section 9.11 Binding Effect; Assignment; Complete Agreement; Exchanging Information. The Loan Documents shall be binding upon and inure to the benefit of the Borrowers and the Lender and their respective successors and assigns, except that the Borrowers shall not have the right to assign their rights thereunder or any interest therein without the Lender's prior written consent. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Without limiting the Lender's right to share information regarding the Borrowers and any of their Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Wells Fargo & Company, formerly known as Norwest Corporation, and all direct and indirect subsidiaries of Wells Fargo & Company, may exchange any and all information they may have in their possession regarding the Borrowers and any of their Affiliates, and the Borrowers waive any right of confidentiality they may have with respect to such exchange of such information.

                  Section 9.12 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

                  Section 9.13 Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  Section 9.14 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. The Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by the Lender or the Borrowers in connection with this Agreement or the other Loan Documents shall be venued in either the District Court of Hennepin County, Minnesota or the United States District Court, District of Minnesota; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.



                           [Signature Page to Follow]

NORWEST BUSINESS CREDIT, INC.                 NU-KOTE HOLDING, INC.

                                              By _______________________________
                                                 Its ________________
By _______________________________
   Its Vice President

NU-KOTE INTERNATIONAL, INC.                   NU-KOTE IMPERIAL, LTD.

By _______________________________            By _______________________________
   Its ________________                          Its ________________

INTERNATIONAL COMMUNICATION
MATERIALS, INC.                               FUTURE GRAPHICS, INC.

By _______________________________            By _______________________________
   Its ________________                          Its ________________


NU-KOTE LATIN AMERICA, INC.                   NU-KOTE IMAGING INTERNATIONAL,
                                                INC.
By _______________________________            By _______________________________
   Its ________________                          Its ________________

                      Table of Exhibits and Schedules

     Exhibit A                    Form of Revolving Note

     Exhibit B                    Form of Compliance Certificate

     Exhibit C                    Premises

     -------------------

     Schedule 2.11                Sources and Uses of Funds

     Schedule 5.1 Trade Names, Chief Executive Office, Principal Place of Business, and Locations of Collateral

     Schedule 5.2                 Capital Stock

     Schedule 5.5                 Subsidiaries

     Schedule 5.7                 Litigation

     Schedule 5.14                Environmental Matters

     Schedule 6.11                Debtor-in-Possession Accounts

     Schedule 7.1                 Permitted Liens

     Schedule 7.2                 Permitted Indebtedness and Guaranties

                                               Exhibit A to Credit and Security
                                               Agreement


                                 REVOLVING NOTE

$7,500,000                                                Minneapolis, Minnesota
                                                          ________________, 2000

                  For value received, the undersigned, NU-KOTE HOLDING, INC., a Delaware corporation, NU-KOTE IMPERIAL, LTD., a Delaware corporation, NU-KOTE INTERNATIONAL, INC., a Delaware corporation, INTERNATIONAL COMMUNICATION MATERIALS, INC., a Pennsylvania corporation, NU-KOTE IMAGING INTERNATIONAL, INC., a Delaware corporation, FUTURE GRAPHICS, INC., a California corporation, and NU-KOTE LATIN AMERICA, INC., a Delaware corporation (collectively, the "Borrowers"), hereby promise to pay, jointly and severally, on the Termination Date under the Credit Agreement (defined below), to the order of Norwest Business Credit, Inc., a Minnesota corporation (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Seven Million Five Hundred Thousand Dollars and No Cents ($7,500,000) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrowers under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrowers. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

                  This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This
Note is the Revolving Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

                  The Borrowers hereby agree to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

                  Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                     NU-KOTE HOLDING, INC.

                                     By _______________________________
                                        Its ________________

                                     NU-KOTE INTERNATIONAL, INC

                                     By _______________________________
                                        Its ________________

                                     NU-KOTE IMPERIAL, LTD.

                                     By _______________________________
                                        Its ________________

                                     INTERNATIONAL COMMUNICATION MATERIALS, INC.

                                     By _______________________________
                                        Its ________________

                                     FUTURE GRAPHICS, INC.

                                     By _______________________________
                                        Its ________________

                                     NU-KOTE IMAGING INTERNATIONAL, INC.

                                     By _______________________________
                                        Its _________________

                                     NU-KOTE LATIN AMERICA, INC.

                                     By _______________________________
                                        Its ________________

                                               Exhibit B to Credit and Security
                                               Agreement

                             COMPLIANCE CERTIFICATE

To:        ____________________
           Norwest Business Credit, Inc.

Date:      __________________, 199___

Subject: Nu-kote Holding, Inc., Nu-kote Imperial, Ltd., Nu-kote International, Inc., International Communication Materials, Inc., Nu-kote Imaging International, Inc., Future Graphics, Inc. and Nu-kote Latin America, Inc.

           Financial Statements

                  In accordance with our Credit and Security Agreement dated as of ______________, 2000 (the "Credit Agreement"), attached are the financial statements of Nu-kote Holding, Inc., Nu-kote Imperial, Ltd., Nu-kote International, Inc., International Communication Materials, Inc., Nu-kote Imaging International, Inc., Future Graphics, Inc. and Nu-kote Latin America, Inc. (the "Borrowers") as of and for ________________, 19___ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

                  I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrowers' financial condition and the results of its operations as of the date thereof.

                  Events of Default. (Check one):

                  [ ] The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

                  [ ] The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

                  I hereby certify to the Lender as follows:

                  [ ] The Reporting Date does not mark the end of one of the Borrowers' fiscal months, hence I am completing only paragraph __ below.

                  [ ] The Reporting Date marks the end of one of the Borrowers' fiscal months, hence I am completing all paragraphs below except paragraph __.

                  [ ] The Reporting Date marks the end of the Borrowers' fiscal year, hence I am completing all paragraphs below.

                  Financial Covenants. I further hereby certify as follows:

                  1. Minimum EBITDAR. Pursuant to Section 6.16 of the Credit Agreement, the Borrowers' EBITDAR for the ________ period ending on the Reporting Date, was $____________, which [ ] satisfies [ ] does not satisfy the requirement that such amount be not less than $_____________ during such period as set forth in table below:

                    Period                              Minimum EBITDAR
                    ------                              ---------------
             April 1, 1998 through                        $1,560,000
               November 30, 1998
             April 1, 1998 through                        $1,365,000
               December 31, 1998
             April 1, 1998 through                        $1,393,000
                January 31, 1999
             April 1, 1998 through                        $1,332,000
                February 28, 1999
               Fiscal Year ending                         $1,280,000
                 March 31, 1999
             April 1, 1999 through                           $77,000
                 April 30, 1999
             April 1, 1999 through                          $151,000
                  May 31, 1999
             April 1, 1999 through                          $219,000
                 June 30, 1999
             April 1, 1999 through                          $265,000
                 July 31, 1999
             April 1, 1999 through                          $336,000
                August 31, 1999
             April 1, 1999 through                          $574,000
               September 30, 1999
             April 1, 1999 through                          $657,000
                October 31, 1999
             April 1, 1999 through                          $824,000
               November 30, 1999
             April 1, 1999 through                        $1,061,000
               December 31, 1999

                    Period                              Minimum EBITDAR
                    ------                              ---------------
             April 1, 1999 through                        $1,314,000
               January 31, 2000
             April 1, 1999 through                        $1,664,000
               February 29, 2000
              Fiscal Year ending                          $2,062,000
                March 31, 2000
               Each Fiscal Month                            $150,000
                  thereafter

                   2. Minimum Net Income. Pursuant to Section 6.17 of the Credit
             Agreement, the Borrowers' Net Income for the ________ period ending on the Reporting Date, was $____________, which [ ] satisfies [ ] does not satisfy the requirement that such amount be not less than $_____________ during such period as set forth in table below:

                   Period                             Minimum Net Income
                   ------                             ------------------
             April 1, 1998 through                       $(2,833,000)
               November 30, 1998
             April 1, 1998 through                       $(4,570,000)
               December 31, 1998
             April 1, 1998 through                       $(5,737,000)
               January 31, 1999
             April 1, 1998 through                       $(6,997,000)
               February 28, 1999
              Fiscal Year ending                         $(8,362,000)
                March 31, 1999
             April 1, 1999 through                         $(873,000)
                April 30, 1999
             April 1, 1999 through                       $(1,741,000)
                 May 31, 1999
             April 1, 1999 through                       $(2,729,000)
                 June 30, 1999
             April 1, 1999 through                       $(3,539,000)
                 July 31, 1999
             April 1, 1999 through                       $(4,332,000)
                 August 31, 1999
             April 1, 1999 through                       $(5,170,000)
               September 30, 1999
             April 1, 1999 through                       $(5,953,000)
               October 31, 1999

                   Period                             Minimum Net Income
                   ------                             ------------------
             April 1, 1999 through                       $(6,645,000)
               November 30, 1999
             April 1, 1999 through                       $(7,471,000)
               December 31, 1999
             April 1, 1999 through                       $(7,971,000)
               January 31, 2000
             April 1, 1999 through                       $(8,367,000)
               February 29, 2000
              Fiscal Year ending                         $(8,970,000)
                March 31, 2000
          Each Fiscal Month thereafter                            $1

                  3. Maximum Days in Inventory. Pursuant to Section 6.15 of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrowers have maintained ___ days in inventory which [ ] satisfies [ ] does not satisfy the requirement that the Borrowers will not exceed 155 days in inventory.

                  4. Capital Expenditures. Pursuant to Section 7.13 of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrowers have expended or contracted to expend during the _____________ year ended ______________, 199___, for Capital
         Expenditures, $__________________ in the aggregate and at most $______________ in any one transaction, which [ ] satisfies [ ] does not satisfy the requirement that such expenditures not exceed $__________ in the aggregate and $___________ for any one transaction during such year.

                  5. Salaries. As of the Reporting Date, the Borrower [ ] is [ ] is not in compliance with Section 7.20 of the Credit Agreement concerning salaries.

                  Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                          NU-KOTE HOLDING, INC.

                                          By ____________________________

                                             Its Chief Financial Officer

                                          NU-KOTE IMPERIAL, LTD.

                                          By ____________________________

                                             Its Chief Financial Officer


                                          NU-KOTE INTERNATIONAL, INC.

                                          By ____________________________

                                             Its Chief Financial Officer


                                          INTERNATIONAL COMMUNICATION
                                          MATERIALS, INC.

                                          By ____________________________

                                             Its Chief Financial Officer


                                          NU-KOTE IMAGING INTERNATIONAL, INC.

                                          By ____________________________

                                             Its Chief Financial Officer


                                          FUTURE GRAPHICS, INC.

                                          By ____________________________

                                             Its Chief Financial Officer


                                          NU-KOTE LATIN AMERICA, INC.

                                          By ____________________________

                                             Its Chief Financial Officer

                                              Exhibit C to Credit and Security
                                              Agreement


                                    PREMISES

                  The Premises referred to in the Credit and Security Agreement are legally described as follows:




                         [To be completed by Borrowers]

                                          Schedule 2.11 to Credit and Security
                                          Agreement


                            Sources and Uses of Funds


                         [to be completed by Borrowers]

                                             Schedule 5.1 to Credit and Security
                                             Agreement

        Trade Names, Chief Executive Office, Principal Place of Business,
                          and Locations of Collateral

                                   TRADE NAMES

               CHIEF EXECUTIVE OFFICE             PRINCIPAL PLACE OF BUSINESS
               ----------------------             ---------------------------
                  Nu-kote Holding, Inc.                       Same
                  200 Beasley Drive
                  Franklin, TN 37064

                  Nu-kote Imperial, Ltd.                      Same
                  200 Beasley Drive
                  Franklin, TN 37064

                  Nu-kote International, Inc.                 Same
                  200 Beasley Drive
                  Franklin, TN 37064

                  International Communication                 Connellsville, PA
                  Materials, Inc.
                  200 Beasley Drive
                  Franklin, TN 37064

                  Nu-kote Imaging International, Inc.         Same
                  200 Beasley Drive
                  Franklin, TN 37064

                  Future Graphics, Inc.                       Chatsworth, CA
                  200 Beasley Drive
                  Franklin, TN 37064

                  Nu-kote Latin America, Inc.                 Same
                  200 Beasley Drive
                  Franklin, TN 37064

                     OTHER INVENTORY AND EQUIPMENT LOCATIONS


                                                         Average          Average
                                                         Cost of          Inventory
                                                         Equipment        Balances
                                                         On Hand          On Hand
                                                         -------          -------
Nu-kote De Mexico.             Nogales, Mexico           $1,200,000       $2,300,000

Nu-kote International, Inc.    Nogales, Arizona          $      -0-       $  200,000

Outsource Warehouse            Mississauga, Canada       $      -0-       $  500,000

Outsource Manufacturer         Portland, TN              $  500,000       $  750,000

                                           Schedule 5.2  to Credit and Security
                                           Agreement

           CAPITAL STOCK OF SHAREHOLDERS WITH A 5% OR GREATER INTEREST
                                IN THE BORROWERS

--------------------------------------------------------------------------------------------------

    BENEFICIAL OWNER                 NUMBER OF SHARES                    PERCENTAGE OF CLASS
                                         OWNED (1)
--------------------------------------------------------------------------------------------------
Ligapart AG                              4,600,000                              21.1%
--------------------------------------------------------------------------------------------------

Richmont Capital Partners I, L.P.        2,559,360                              11.8%
--------------------------------------------------------------------------------------------------

Heartland Advisors, Inc.                 1,100,000                              5.1%
--------------------------------------------------------------------------------------------------

Oppenheimer Group, Inc.                  2,062,600 (2)                          9.5%
--------------------------------------------------------------------------------------------------

(1) Unless otherwise indicated, such shares of the Common Stock are owned with sole voting and investment powers.

(2) Represents the aggregate shares held by the Oppenheimer Group, Inc. and its subsidiaries and affiliates, including Oppenheimer Financial Corp., Oppenheimer Equities Inc., Oppenheimer Holding, Inc., Oppenheimer & Co., Inc. and Oppenheimer Capital, L.P. Oppenheimer Group, Inc. is a parent holding company and disclaims beneficial ownership and voting and dispositive power over the shares held by its subsidiaries and their clients.

Describe any outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, or convertible securities

See Attached.

                                            Schedule 5.5  to Credit and Security
                                            Agreement


                                  SUBSIDIARIES



                             [ORGANIZATIONAL CHART]

                                          Schedule 5.7  to Credit and Security
                                          Agreement


                                   LITIGATION


                           See Attached.

                                          Schedule 5.14 to Credit and Security
                                          Agreement


                              ENVIRONMENTAL MATTERS


                           See Attached.

                                          Schedule 6.11 to Credit and Security
                                          Agreement


                          DEBTOR-IN-POSSESSION ACCOUNTS


                           See Attached.

                                           Schedule 7.1 to Credit and Security
                                           Agreement

           PERMITTED LIENS (each of which is subject and junior to the
                         Lender's Superpriority Claim)

---------------------------------------------------------------------------------------------------------------------
       NAME              JURISDICTION            SECURED PARTY         FILING NO.     FILING DATE     COLLATERAL OR
                                                                                                       LIEN AMOUNT
---------------------------------------------------------------------------------------------------------------------
Nu-kote              California Secretary   Nationsbank of Texas       9629561315       10/16/96    Blanket
International, Inc.  of State               NA as collateral agent
---------------------------------------------------------------------------------------------------------------------
                     New York Secretary     Nationsbank of Texas          41900          3/1/95     Blanket
                     of State               NA as collateral agent
---------------------------------------------------------------------------------------------------------------------
                                            Phillips-Joanna, a           200021         9/18/98     Consignment
                                            division of Industrial                                  interest in all
                                            Coatings Group Inc.                                     high density film
----------------------------------------------------------------------------------------------------------------------
                     Pennsylvania           Dollar Bank Leasing         25461692        5/17/96     Canon Color
                     Secretary of State     Corp                                                    Printing System
---------------------------------------------------------------------------------------------------------------------
                                            Nationsbank of Texas        26400744        2/25/97     Blanket
                                            NA as collateral agent
---------------------------------------------------------------------------------------------------------------------
                                            Pitney Bowes Credit         28761723         4/6/98     All equipment
                                            Corporation                                             sold by secured
                                                                                                    party; subject
                                                                                                    to lease dated
                                                                                                    11/3/97
---------------------------------------------------------------------------------------------------------------------
                                            Colonial Pacific            29370361        9/10/98     Marklift Scissor
                                            Leasing                                                 Lift
---------------------------------------------------------------------------------------------------------------------
                     Fayette County, PA     Nationsbank of Texas       2391 (real       2/21/97     Blanket
                                            NA as collateral agent   estate records)
---------------------------------------------------------------------------------------------------------------------
                                            Nationsbank of Texas        136-97-ST       2/21/97     Blanket
                                            NA as collateral agent
---------------------------------------------------------------------------------------------------------------------
                                            Colonial Pacific            742-98-ST       9/14/98     Specific
                                            Leasing                                                 Equipment
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                     Tennessee Secretary    Hyster Credit Co            950453714       7/21/95     Specific
                     of State                                                                       Equipment
---------------------------------------------------------------------------------------------------------------------
                                            Nationsbank of Texas        950493011       11/20/95    Blanket
                                            NA as collateral agent
---------------------------------------------------------------------------------------------------------------------
                                            CIT Group                   972084363       10/23/97    Specific
                                                                                                    Equipment
---------------------------------------------------------------------------------------------------------------------
                                            Tennant Financial           982029881       3/31/98     Specific
                                            Services                                                Equipment
---------------------------------------------------------------------------------------------------------------------
                                            Phillips-Joanna, a          982081059       9/22/98     Consignment
                                            division of Industrial                                  interest in all
                                            Coatings Group Inc.                                     high density film
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Nu-kote Holdings,    California Secretary   Nationsbank of Texas       9705160154       2/18/97     Blanket
Inc.                 of State               NA as collateral agent
---------------------------------------------------------------------------------------------------------------------
                     New York Secretary     Nationsbank of Texas         205124         10/16/96    Blanket
                     of State               NA as collateral agent
---------------------------------------------------------------------------------------------------------------------
                     Pennsylvania           AT&T Credit Corporation     23580198        10/3/94     AT&T Merlin
                     Secretary of State                                                             Legend equipment
---------------------------------------------------------------------------------------------------------------------
                                            Nationsbank of Texas        26421338         3/4/97     Exhibit A not
                                            NA as collateral agent                                  attached
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
International        California Secretary   Nationsbank of Texas       9705061082       2/18/97     Blanket
Communication        of State               NA as collateral agent
Materials, Inc.
---------------------------------------------------------------------------------------------------------------------
                     New York Secretary     Nationsbank of Texas          35098         2/19/97     Blanket
                     of State               NA as collateral agent
---------------------------------------------------------------------------------------------------------------------
                     Pennsylvania           CIT Group/Equipment         20511737        2/11/92     Specific
                     Secretary of State     Financing Inc.                                          Equipment and
                                                                                                    related parts
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            Nationsbank of Texas        24070625        3/10/95     All trademarks
                                            NA as collateral agent                                  and general
                                                                                                    intangibles
---------------------------------------------------------------------------------------------------------------------
                                            Nationsbank of Texas        24070632        3/10/95     Blanket
                                            NA as collateral agent
---------------------------------------------------------------------------------------------------------------------
                                            Nationsbank of Texas        24070638        3/10/95     All patents and
                                            NA as collateral agent                                  general
                                                                                                    intangibles
---------------------------------------------------------------------------------------------------------------------
                                            Xerox Corp                  24971629        12/13/95    Xerox copier
---------------------------------------------------------------------------------------------------------------------
                     Fayette County, PA     CIT Group/Equipment        3026 (real       3/13/92     Specific
                                            Financing Inc.           estate records)                Equipment and
                                                                                                    related parts
---------------------------------------------------------------------------------------------------------------------
                                            CIT Group/Equipment         128-92-ST       3/13/92     Specific
                                            Financing Inc.                                          Equipment and
                                                                                                    related parts
---------------------------------------------------------------------------------------------------------------------
                                            Nationsbank of Texas        133-95-ST        3/1/95     Blanket
                                            NA as collateral agent
---------------------------------------------------------------------------------------------------------------------
                                            Nationsbank of Texas        134-95-ST        3/1/95     All trademarks
                                            NA as collateral agent                                  and general
                                                                                                    intangibles
---------------------------------------------------------------------------------------------------------------------
                                            Nationsbank of Texas        135-95-ST        3/1/95     All patents and
                                            NA as collateral agent                                  general
                                                                                                    intangibles
---------------------------------------------------------------------------------------------------------------------
                                            Nationsbank of Texas        142-95-ST        3/2/95     Blanket
                                            NA as collateral agent
---------------------------------------------------------------------------------------------------------------------
                                            Xerox Corp                 1022-95-ST       12/15/95    Xerox copier
---------------------------------------------------------------------------------------------------------------------
                                            PA Dept of Revenue           271-96         4/18/96     $64.48
---------------------------------------------------------------------------------------------------------------------
                                            RSL Industrial                18926         8/31/98     $37,022.59
                                            Contracting, Inc.
                                            (mechanic's lien)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Future Graphics,     California Secretary   Nationsbank of Texas       9506660396        3/1/95     Blanket
Inc.                 of State               NA as collateral agent
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            Nationsbank of Texas       9506660432        3/1/95     All patents and
                                            NA as collateral agent                                  general
                                                                                                    intangibles
---------------------------------------------------------------------------------------------------------------------
                                            Nationsbank of Texas       9525760234        9/8/95     All trademarks
                                            NA as collateral agent                                  and general
                                                                                                    intangibles
---------------------------------------------------------------------------------------------------------------------
                                            Technologies               9805060160       2/11/98     Blanket
                                            Investments, Inc.
---------------------------------------------------------------------------------------------------------------------
                     New York Secretary     Nationsbank of Texas          35136         2/19/97     Blanket
                     of State               NA as collateral agent
---------------------------------------------------------------------------------------------------------------------
                                            IRS - Federal Tax Lien       212339         10/25/96    $21,741.22
---------------------------------------------------------------------------------------------------------------------
                     Pennsylvania           American Business           25070088        1/16/96     Specific
                     Secretary of State     Leasing Inc.                                            Equipment
---------------------------------------------------------------------------------------------------------------------
                                            Nationsbank of Texas        26401437        2/26/97     Blanket
                                            NA as collateral agent
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Pelikan              Tennessee Secretary    Yale Financial              920112678       8/12/92     All leased
                     of State               Services Inc.                                           equipment,
                                                                                                    including New
                                                                                                    Yale Forklift
---------------------------------------------------------------------------------------------------------------------
                                            First United Leasing        930244505       10/18/93    Specific
                                                                                                    Equipment
---------------------------------------------------------------------------------------------------------------------
                                            Hyster Credit Company       940289068       3/14/94     Specific
                                                                                                    Equipment
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Nu-kote Imaging      New York Secretary     Nationsbank of Texas         205128         10/16/96    Blanket
International, Inc.  of State               NA as collateral agent
---------------------------------------------------------------------------------------------------------------------
                     Pennsylvania           Nationsbank of Texas        24070643        3/10/95     Blanket
                     Secretary of State     NA as collateral agent
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                     Fayette County, PA     Nationsbank of Texas       4368 (real       3/31/97     Blanket
                                            NA as collateral agent   estate records)
---------------------------------------------------------------------------------------------------------------------
                                            Nationsbank of Texas        232-97-ST       3/31/97     Blanket
                                            NA as collateral agent
---------------------------------------------------------------------------------------------------------------------
                     Tennessee Secretary    Nationsbank of Texas       9504493009       11/20/95    All trademarks
                     of State               NA as collateral agent                                  and general
                                                                                                    intangibles
---------------------------------------------------------------------------------------------------------------------
                                            Nationsbank of Texas       9504493010       11/20/95    Blanket
                                            NA as collateral agent
---------------------------------------------------------------------------------------------------------------------
                                            Nationsbank of Texas       9504493012       11/20/95    All patents and
                                            NA as collateral agent                                  general
                                                                                                    intangibles
---------------------------------------------------------------------------------------------------------------------
                                            ABCC                        961016445       6/12/96     Lease filing -
                                                                                                    specific
                                                                                                    equipment
---------------------------------------------------------------------------------------------------------------------
                     California Secretary   Nationsbank of Texas       9629561306       10/16/96    Blanket
                     of State               NA as collateral agent
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Nu-kote Imperial,    New York Secretary     Nationsbank of Texas          35143         2/19/97     Blanket
Ltd.                 of State               NA as collateral agent

---------------------------------------------------------------------------------------------------------------------
                     Pennsylvania           Nationsbank of Texas        26410289        2/27/97     Blanket
                     Secretary of State     NA as collateral agent
---------------------------------------------------------------------------------------------------------------------
                     California Secretary   Nationsbank of Texas       9705061122       2/18/97     Blanket
                     of State               NA as collateral agent
---------------------------------------------------------------------------------------------------------------------

                                          Schedule 7.2 to Credit and Security
                                          Agreement


                      PERMITTED INDEBTEDNESS AND GUARANTIES

                              Indebtedness

                        Principal      Maturity       Monthly
     Creditor            Amount          Date         Payment       Collateral
     --------            ------          ----         -------       ----------
 Robert W. Blair        $532,000          N/A            N/A      Escrowed Funds

 John Ridenour          $228,000          N/A            N/A      Escrowed Funds

*Above does not include Trade Vendors or other account creditors listed on bankruptcy schedules.

                                   Guaranties

None other than those listed as Permitted Liens.